                                                                   Exhibit 10.38

                             AGREEMENT OF SETTLEMENT

     This Agreement of Settlement (together with all appendices, exhibits, schedules and attachments hereto, the "Agreement"), dated this 19th day of April, 2006, is made by and among HSBC Finance Corporation f/k/a Household International, Inc., (on behalf of itself, Household Finance Corporation, Household Bank, f.s.b. and Beneficial National Bank), HSBC Taxpayer Financial Services Inc. (f/k/a Household Tax Masters Inc. and Beneficial Tax Masters Inc.), and Beneficial Franchise Company, Inc., for themselves and all persons or entities acting on their behalf or at their direction (collectively, the "Beneficial Defendants"); H&R Block, Inc., H&R Block Services, Inc., H&R Block Tax Services, Inc., Block Financial Corp., HRB Royalty, Inc., H&R Block Eastern Enterprise, Inc., successor to H&R Block Eastern Tax Services, Inc., for themselves and all persons or entities acting on their behalf or at their direction (collectively, the "Block Defendants"), collectively the "Settling Defendants," on the one hand, and Lynne A. Carnegie ("Plaintiff), on behalf of herself individually and on behalf of the Class as defined in Article II,
Section 4, on the other hand (all of the foregoing mentioned in this sentence, the "Settling Parties," "Parties" or "Party"). This Agreement is intended by the Settling Parties to fully, finally and forever compromise, resolve, discharge and settle the Released Claims subject to the terms and conditions set forth below.

I.   CLAIMS OF THE PARTIES

     1. The Beneficial Defendants and the Block Defendants (collectively the "Settling Defendants") and/or their Affiliates have been involved, together and separately, in offering or assisting lenders in offering Refund Anticipation Loans ("RALs") at some point from 1987 to the present. A RAL is a patented method by which tax customers, for a fee, can take out a loan that is secured by and expected to be repaid from the anticipated proceeds of their tax refunds.

     2. In April 1998, a class action was filed in the United States District Court for the Northern District of Illinois (the "Court") against some of the Settling Defendants captioned Zawikowski, et al. v. Beneficial National Bank, et al., No. 98 C 2178 (until May 2003, the "Zawikowski Action"). In May 2003, Plaintiff Lynne A. Carnegie was appointed the new class representative and the attorneys identified in Article II, Section 5 were appointed as class counsel ("Class Counsel"). The caption of the case was amended to read Carnegie, et al.
v. Household Int'l Inc., et al., No. 98 C 2178 (the "Action").

     3. On or about June 17, 2003, Plaintiff filed a Second Amended Class Action Complaint (the "Complaint") against all of the Settling Defendants. The Complaint charges the Settling Defendants with violating the Truth-in-Lending Act ("TILA") and the Racketeer Influenced and Corrupt Organizations Act ("RICO"), breaching fiduciary duties to Plaintiff, suborning the alleged breach of fiduciary duties to Plaintiff, violating the Illinois Consumer Fraud and Deceptive Business Practices Act or other similar state consumer fraud statutes, breaching their contractual obligations to Plaintiff and of being unjustly enriched. The Complaint seeks both equitable relief and damages.

     4. The Court certified a conditional settlement class in this Action on January 5, 2000 that included all persons who did not request exclusion in accordance with the procedures provided by the Court in connection with the subsequently rejected settlement of the Zawikowski Action who obtained a RAL through an office operating under the trade name of H&R Block (including franchisee or sub-franchisee offices of H&R Block or any H&R Block offices such as in Sears stores); or received a RAL from Beneficial National Bank or Household Bank, f.s.b. at any time from January 1, 1987 to October 26, 1999. Excluded from the settlement class as to the Block Defendants were Pennsylvania-resident H&R Block RAL customers who received a RAL during the years 1990 through 1993 through an H&R Block entity office located in the Commonwealth of Pennsylvania; and, as to all the Settling Defendants, customers of Jackson Hewitt, Inc. who received a RAL from Beneficial National Bank at any time during the period from December 11, 1992 through December 31, 1995. Also excluded were members of the certified class in Peterson v. H&R Block Tax Services, No 96 C 6647 (Cook Cty.), then pending in Illinois state court.

     5. On March 29, 2004, the Court narrowed the original settlement class when certifying a merits litigation class by enforcing the arbitration agreement governing all RAL transactions entered into after December 31, 1996. The Court's ruling excluded from the class any person who obtained a RAL after December 31, 1996. The Court also decertified class claims based on state law other than a breach of contract claim against the BNB Defendants, dismissed a breach of contract claim against the HRB Defendants, dismissed TILA claims against all the Defendants, and dismissed two of the four alleged RICO claims against all the Defendants.

     6. On January 23, 2006, the Court further narrowed the original class by enforcing applicable statute of limitations for the remaining RICO and breach of contract claims. The Court's ruling entered judgment against any person who obtained a RAL before April 8, 1994 for the RICO claims, and before April 8, 1995 for the breach of contract claim against the Beneficial Defendants. After this ruling, the Class was comprised of individuals who obtained a RAL from Beneficial National Bank through an H&R Block office from April 8, 1994 through December 31, 1996.

     7. Over the past 14 years, Class Counsel has conducted an investigation of the facts, including reviews of the Settling Defendants' relevant documents and depositions of the Settling

Defendants' representatives, and analyzed the relevant legal issues. While Plaintiff and Class Counsel believe that the claims asserted in the Complaint have merit, they have also examined the benefits to be obtained under the proposed settlement and have considered the costs, risks and delays associated with the continued prosecution of this time-consuming litigation and the likely appeals of any rulings in favor of either Plaintiff or the Settling Defendants, including the rulings previously made by this Court that decertified state law claims, dismissed TILA claims against the Settling Defendants, and enforced arbitration provisions for class members who obtained RALs after December 31, 1996. Plaintiff desires to resolve the claims asserted against the Settling Defendants.

     8. Plaintiff and Class Counsel believe that, in consideration of all the circumstances and after prolonged and serious arms-length settlement negotiations with counsel for the Settling Defendants, the proposed settlement embodied in this Agreement ("Settlement") is fair, reasonable, adequate and in the best interests of the Class.

     9. The Settling Defendants have vigorously denied, and continue to deny, all liability with respect to any and all of the facts or claims alleged in the Complaint or other actions, deny that they engaged in any wrongdoing, deny that they acted improperly in any way, and deny any liability to Plaintiff, any member of the Class, or any third party. The Settling Defendants nevertheless desire to settle the Action on the terms and conditions set forth in this Agreement solely for the purpose of avoiding the burden, expense, risk and uncertainty of continuing the proceedings in the Action, and for the purpose of putting to rest all controversies among the Parties. In no event is this Agreement to be construed as, or is to be deemed evidence of, an admission or concession on the part of the Settling Defendants or Released Parties (as defined herein) with respect to: any claim by Plaintiff and the Class; any fault, liability, wrongdoing or damage; the merits of any defenses that the Settling Defendants asserted; or the propriety of class certification of the Class if the Action were to be litigated rather than settled.

     10. In August 2005 the parties engaged in a formal mediation session with Thomas Meites, a mediator suggested to the Parties by the Court, which was unsuccessful. On March 20 and 21, 2006, the Parties conducted extensive arms-length negotiations during additional mediation sessions with mediator Thomas Meites, which resulted in this Agreement.

     11. The Parties intend that the proposed settlement embodied in this Agreement resolves all claims and disputes between Plaintiff, Class Members, the Settling Defendants, and all Released Parties with respect to the Released Claims.

II.  DEFINITIONS

     In addition to the terms defined elsewhere in this Agreement, for purposes of this Agreement and all its Appendices or Exhibits, the following terms shall have the meanings as set forth below.

     1. "Administration" or "Administration Costs" means the act of, and the costs associated with, administering the settlement, including but not limited to maintaining an e-filing process for claims of class members, processing returned and/or undeliverable mail, including updating databases to reflect such returned and/or undeliverable mail, processing claims forms, responding to class member inquiries, dealing with disputes from class members, distributing checks to class members, preparing and disseminating reports to Class Counsel about administrative issues, preparing and filing any tax returns necessary with respect to the Settlement Fund and post-distribution settlement administration and related activities. Administration Costs do not include Notice Costs.

     2. "Administrator" means the third party administrator to be hired by the Plaintiff to handle all or parts of Notice and Administration.

     3. "Affiliates" means (i) all past, present or future persons or entities of any kind controlling, controlled by, or under common ownership with any of the Settling Defendants and their respective predecessors and successors, including without limitation any parent companies, subsidiaries, sister companies, or divisions, and (ii) any and all persons or entities acting on behalf of or at the direction of any of the foregoing, including but not limited to any franchisee of any Settling Defendant For the purpose of this definition, "control" of a person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     4. The "Class" includes the following: All persons in the United States who received a Refund Anticipation Loan ("RAL") (sometimes referred to as "Rapid Refund") from Beneficial National Bank through any H&R Block office anytime between April 8, 1994 through December 31,1996. Excluded from the Class are the following:

          (a) Anyone, who for the first time, received a RAL through an H&R Block office from Beneficial National Bank after December 31, 1996;

          (b) Anyone who received a RAL from H&R Block, Beneficial National Bank or Household Bank between April 8, 1994 and December 31, 1996, and who also received a RAL in 1997, 1998, or 1999;

          (c) Anyone who asked to be excluded from the Zawikowski v. Beneficial National Bank case;

          (d) Customers of Jackson Hewitt, Inc. who only received a RAL from Beneficial National Bank from December 11, 1992 through December 31, 1995; and

          (e) Anyone who was a member of the Peterson v. H&R Block Tax Services,

Inc. (Cook County Circuit Court No. 96 C 6647) class action settlement.

          (f) Individuals who submit timely requests for exclusion from the Class.

     5. "Class Counsel" means and includes the following:

          Steven E. Angstreich, Esq.
          Michael Coren, Esq.
          Carolyn C. Lindheim, Esq.
          Co-Lead Class Counsel
          Levy Angstreich Finney Baldante
          Rubenstein & Coren, P.C.
          1616 Walnut Street, 5th Floor
          Philadelphia, PA 19103
          Fax: 215 545-2642

          Ronald L. Futterman, Esq.
          William W. Thomas, Esq.
          Local Class Counsel
          Futterman & Howard, Chtd.
          122 South Michigan Avenue -Suite 1850
          Chicago, IL 60603
          Fax: 312 427-1850

          Peter S. Linden, Esq.
          Daniel Hume, Esq.
          Co-Lead Class Counsel
          Kirby McInerney & Squire, LLP
          830 Third Avenue, 10th Floor
          New York, NY 10022
          Fax: 212 751 2540

          Michael B. Hyman, Esq.
          William H. London, Esq.
          Local Class Counsel
          Much Shelist Freed Denenberg
          Ament & Rubenstein, P.C.
          191 North Wacker, Suite 1800
          Chicago, IL 60606
          Fax: 312 521-2100

          Steven A. Martino, Esq.
          W. Lloyd Copeland, Esq.
          Frederick T. Kuykendall, III, Esq.
          Class Counsel
          Martino, Taylor & Kuykendall
          Southtrust Bank Building
          61 St. Joseph Street, Suite 1600
          Mobile, AL 36602
          Fax: 251 433-4207

     6. "Class Members" or "Members of the Class" as the context may require, means all persons who are included in the class definition in Paragraph 4 above, and who do not validly and timely elect exclusion from the Class pursuant to Fed. R. Civ. P. 23 and under the conditions and procedures as determined by the Court.

     7. The "Class Period" shall mean April 8, 1994 through December 31, 1996.

     8. The "Effective Date" for purposes of the Settlement shall be five (5) business days after the latest of the following dates: (a) the date upon which the time to commence an appeal of the Final Order has expired, if no one has commenced any appeal or writ proceeding challenging the Final Order; or (b) the date the Final Order has been affirmed on appeal or writ review (or the appeal or writ petition has been dismissed), and the time within which to seek further review has expired. Notwithstanding the foregoing, the Settling Defendants may, within their sole discretion, declare an earlier Effective Date, namely, any date after the Final Order is entered.

     9. "Excluded Claims" means, collectively, (i) all claims, including claims made pursuant to authorizations to amend the operative complaints, asserted in Marshall v. H&R Block, Inc., No. 02-L-04 (Circuit Court for the Third Judicial Circuit, Madison County, Illinois) and Soliz v. H&R Block, Inc., Cause No. 03-032-D (District Court for Kleberg County, Texas) arising from or related to the Block Defendants' "Peace of Mind" product; (ii) all claims, including claims made pursuant to authorizations to amend the operative complaints, asserted in Marshall v. H&R Block, Inc., No. 03-L-576 (Circuit Court for the Third Judicial Circuit, Madison County, Illinois); McNulty et al. v. H&R Block, Inc, No. 2002 CV 4654 (Court of Common Pleas, Lackawanna County, Pennsylvania); and Soliz v. H&R Block, Inc., Cause No. 03-199-D (District Court for Kleberg County, Texas) arising from or related to electronic filing fees; (iii) all claims by members of the Class that have been or will be released pursuant to the Agreement of Settlement in Cummins v. H&R Block, Inc. et al. (Civil Action No. 03-C-134);
(iv) all claims pending in Basile v. H&R Block, Inc., Case No. 93043245 (Court of Common Pleas for Philadelphia County) as of the date of the Settlement Agreement; (v) claims under state law based solely on allegations that a tax preparer failed (A) to properly prepare a tax return or

(B) to maintain the confidentiality of taxpayer information resulting in injury based on "stolen identity" or similar misuse of taxpayer information or theft of a RAL check; and (vi) any and all claims to enforce the terms and conditions of this Agreement.

     10. "Final" means the occurrence of the Effective Date, which is the date the Agreement becomes final for all purposes.

     11. "Final Order" means the Final Order of Judgment and Dismissal to be entered if the Court grants final approval to this settlement as proposed on behalf of the Class, substantially in the form of Exhibit "A."

     12. "Notice" means the notice to the members of the Class, approved by the Court in the Preliminary Approval Order.

     13. "Notice Costs" means the entire cost of providing the notice of the settlement to all Class Members, ordered by the Court for mail and publication. "Notice Costs" further includes all the costs associated with compiling the database of members of the Class, preparing the database of members of the Class, printing the mailed notice, printing the claim forms, mailing the notice and claims forms by means of first class mail, and the cost of developing and maintaining a central website containing materials about the Agreement. The database to be utilized for purposes of the initial mailing of notice will be the database updated by Hilsoft Communications in February 2006.

     14. "Preliminary Approval Order" means the order to be entered if the Court grants preliminary approval of this Agreement and certifies the Class for settlement purposes only, substantially in the form attached as Exhibit "B".

     15. "RAL" is a Refund Anticipation Loan.

     16. "Released Claims" includes any claims, Unknown Claims, rights, demands, obligations, actions, causes of action, suits, cross-claims, matters, issues, liens, contracts, liabilities, agreements, costs, expenses of any nature by the Plaintiff and Class Members against the Released Parties arising out of, or in connection with, or in any way related to any RAL transaction. This includes any activity engaged in or any services performed directly or indirectly in connection with any RAL, including but not limited to tax preparation, electronic filing, RAL document preparation or related services, RAL contractual commitments, RAL advertisements or RAL solicitations, RAL disclosures, money collected in connection with a RAL, RAL-related fees, RAL license fees, RAL participation interest revenue, and the RAL waiver fee, or other policies or procedures relating to any RAL made within the Class Period, whether for damages, fines, punitive damages, exemplary damages, penalties, restitution, disgorgement, or any declaratory, injunctive or any other equitable relief of any kind, whether based on any federal or state statute, regulation or common law theory (specifically including but not limited to claims for fraudulent misrepresentation or omission, state consumer protection or fraud laws, TILA, RICO, credit service organization statutes, breach of fiduciary duty, agency, loan broker, unjust enrichment and/or breach of contract). Notwithstanding the foregoing, "Released Claims" specifically excludes the "Excluded Claims" described in Article II, Section 9.

     17. "Released Parties" means, collectively, the Released Beneficial Parties and the Released Block Parties (as defined below).

     18. "Released Beneficial Parties" means, collectively, HSBC Finance Corporation f/k/a Household International, Inc., (on behalf of itself, Household Finance Corporation, Household Bank, f.s.b., and Beneficial National Bank), HSBC Bank USA, N.A., HSBC Taxpayer Financial Services Inc. (f/k/a Household Tax Masters Inc. and Beneficial Tax Masters

Inc.), Beneficial Franchise Company, Inc., Beneficial Corporation, Beneficial Finance Corporation, Beneficial Management Corporation, Imperial Capital Bank (to the extent it offered RALs pursuant to its contract with HSBC Taxpayer Financial Services, Inc.), and (a) any and all of their respective past, present and future parent companies, subsidiaries, divisions, affiliates, franchisees, predecessors, successors, and assigns; (b) the respective present and former general partners, limited partners, principals, members, directors, and their attorneys, officers, employees, stockholders, owners, agents, subrogees, independent contractors (including, but not limited to, Imperial Capital Bank), insurers, reinsurers, attorneys, the representatives, heirs, executors, personal representatives, administrators, trustees, transferees and assigns of any of them; and (c) all persons or entities acting on behalf or at the direction of any of the foregoing.

     19. "Released Block Parties" means, collectively, H&R Block, Inc., H&R Block Services, Inc., H&R Block Tax Services, Inc., Block Financial Corp., HRB Royalty, Inc., H&R Block Eastern Enterprise, Inc., successor to H&R Block Eastern Tax Services, Inc., all direct or indirect franchise or sub-franchise offices operating under the trade name of "H&R Block," and (a) any and all of their respective past and present parent companies, subsidiaries, divisions, affiliates, franchises, predecessors, successors, and assigns; (b) their respective present and former general partners, limited partners, principals, members, directors, and their attorneys, officers, employees, stockholders, owners, agents, insurers, reinsurers, attorneys, the representatives, heirs, executors, personal representatives, administrators, trustees, transferees and assigns of any of them; and (c) all persons or entities acting on behalf or at the direction of any of the foregoing.

     20. "Unknown Claims" means all claims arising out of facts relating to any matter covered by the Released Claims, which in the future are or may be found to be other than or different from the facts now believed to be true, so that each person or entity so affected shall be deemed to have expressly waived all of the rights and benefits of any provision of the law, either state or federal, providing that a general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor, including without limitation Section 1542 of the California Civil Code, which reads as follows:

     Section 1542. General Release: extent. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

All persons or entities providing releases under this Agreement, including all Class Members, upon the Effective Date shall be deemed to have, and by operation of the Final Order shall have, waived any and all provisions, rights or benefits conferred by Section 1542 of the California Civil Code or any comparable law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code. All persons or entities providing releases under this Agreement may hereafter discover facts other than or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but such person or entity, upon the Effective Date, shall be deemed to have, and by operation of the Final Order in the Action shall have, fully, finally, and forever settled and released any and all such claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.

III. AGREEMENT FOR SETTLEMENT PURPOSES ONLY

     If the Settlement does not become Final for any reason, the parties will be returned to their status immediately prior to execution of this Agreement, such that the parties will be deemed to have preserved all their rights or defenses as of such date, and the parties shall not be deemed to have waived any substantive or procedural rights of any kind that they may have with respect to any Class Members who were not members of the merits class that was certified by the Court as of March 2004 (including, inter alia, the right to oppose or appeal any subsequent certification of any class including such additional persons for trial on the merits, the right to assert affirmative defenses, and the right to move to compel arbitration for any claims that might be asserted by any Class Representative, plaintiff or other Class Member). The Parties shall then immediately request a status conference to set a trial date and deadlines to complete the Court's Pretrial Order procedure.

IV.  SETTLEMENT CONSIDERATION

     1.   ECONOMIC RELIEF.

          (a) The Settling Defendants will contribute a total of $39 million in cash (the "Settlement Fund") to be used for purposes of making payments to Class Members, paying for all attorneys' fees and costs to Class Counsel, covering incentive awards to Plaintiff, and covering all costs of Notice and Administration of the Settlement. The Settling Defendants will not be required to make any additional payments to or on behalf of Class Members or their counsel for any purpose whatsoever, except as expressly set forth herein, subject to paragraph (d) below.

          (b) At least $30 million of the Settlement Fund will be used to make payments to members of the Class, with the remainder of the Settlement Fund available for attorneys' fees and costs to Class Counsel, and the costs of Notice and Administration of the Settlement.

          (c) There will be no reversion to the Settling Defendants for any of these amounts. However, in the event that there are any residual funds that remain after distribution of all required payments to members of the Class who submit timely, proper and undisputed Valid Claim Forms, based on uncashed checks or other circumstances, the disposition of any such funds to a third party will be mutually agreed upon by the Parties and then submitted for approval by the Court, provided, however, that if the Parties are unable to agree, the disposition of such funds to a third party will be determined by the Court. However, no Party, class member or their counsel may be awarded any amounts from such residual funds, and no Party, class member or their counsel shall apply to the Court seeking any portion of the residual funds for any purpose whatsoever including, but not limited to, payment of any counsel fees, expenses, or costs incurred in the litigation.

          (d) In the event that the costs of Notice and Administration of the Settlement exceed $2 million, the Settling Defendants agree to contribute up to a maximum of $500,000 in additional funds to the Settlement Fund toward such Notice Costs and Administration Costs. Class Counsel, out of fees and costs awarded by the Court, shall be responsible for any additional Notice or Administration Costs that exceed $2.5 million.

          (e) The Settling Defendants will pay $39 million ("Settlement Fund") into an account held in escrow at HSBC Bank USA, N.A. within 10 days after preliminary approval of this Settlement by the Court. The terms of such escrow account are set forth in the "Escrow Agreement" attached hereto as Exhibit "C." Interest and earnings accruing on the Settlement Fund for a period of up to the first 6 months will be added to the Settlement Fund, provided that

(i) if the Settlement does not become Final, all such interest shall accrue solely for the benefit of the Settling Defendants, and (ii) any interest and earnings accruing after such 6 month period will accrue solely for the benefit of the Settling Defendants. The Settlement Fund shall be responsible for any taxes due on the interest and earnings realized for up to 6 months and Settling Defendants shall be responsible for any taxes due on the interest and earnings realized after such 6 month period.

          (f) Each Class Member who submits (or is deemed to have submitted) a timely, proper and undisputed Valid Claim Form will be entitled to a payment for his or her claim from the Settlement Fund for Class Members for each RAL that was obtained by or through Settling Defendants or their Affiliates during the Class Period, on a pro-rata basis (based on each Class Member's total claim for all RALs previously obtained during the Class Period), no less than $15.00 per RAL and up to a maximum per-RAL payment of $125 in cash. The period for submission of such claims will remain open for a period of 60 days following the entry of a Final Order of the Court finally approving the Settlement.

          (g) In the event that a RAL was issued to joint borrowers, such couple or joint interest shall be treated as one Class Member for all purposes of this Agreement. If a Valid Claim Form is submitted with respect to such a RAL and the joint borrowers are contesting the entitlement of the other to the settlement consideration, each such joint borrower will be entitled to one half of the settlement consideration with respect to such RAL. Class Members who are joint RAL borrowers waive any and all claims against the Settlement Administrator and Defendants with regard to payments made to joint RAL borrowers.

          (h) No payments to Class members will be made until 30 days after the later of the following (i) the Settlement becomes Final; or (ii) the deadline for submitting claim forms.

In the event that the Settlement does not become Final for any reason, the remaining Settlement Fund amounts, together with all accrued interest, and less any accrued notice or administration costs outstanding up to $2.5 million, shall promptly be returned to the Settling Defendants by either transfer of the ownership of the account or wire transfer.

V.   RELEASE BY CLASS MEMBERS

     1. In accordance with the provisions of the Final Order, for good and sufficient consideration, the receipt of which is hereby acknowledged, upon the Effective Date Plaintiff and each Class Member shall be deemed to have, and by operation of the Final Order shall have, fully, finally and forever released, relinquished and discharged all Released Claims against the Released Parties.

     2. In accordance with the provisions of the Final Order, for good and sufficient consideration, the receipt of which is hereby acknowledged, upon the Effective Date each of the Released Parties and all signatories to this Agreement shall be deemed to have, and by operation of the Final Order shall have, fully, finally and forever released, relinquished and discharged Plaintiff, Class Counsel, and the Settling Defendants and their counsel in this Action from any claims (including Unknown Claims) for abuse of process, libel or malicious prosecution arising out of, relating to, or in connection with the institution, prosecution, defense, assertion, or resolution of the Action, including any right under any statute or federal law to seek counsel fees and costs.

VI.  EXCLUSIONS FROM AND OBJECTIONS TO SETTLEMENT

     1. The "Opt-Out Date" will be a date set by the Court and identified in the Notice.

     2. Each Class Member who wishes to be excluded from the Settlement must mail or otherwise deliver to the Administrator an appropriate written request for exclusion, including his or her name, address, telephone number and Social Security number, that is personally signed by the Class Member, which request must be postmarked on or before the Opt-Out Date and actually received by the Administrator. No Class Member, or any person acting on behalf of or in concert or in participation with that Class Member, may request exclusion of any other Class Member from the Class. The original requests for exclusion shall be filed with the Court by the Administrator not later than 30 days after the Opt-Out Date. The filing shall redact the social security number of the person requesting exclusion, except for the last three digits. Copies of requests for exclusion will be provided by the Administrator to Class Counsel and counsel for the Settling Defendants not later than five days after the Opt-Out Date. If this Agreement is approved, any and all persons within the Class who have not submitted a timely, valid and proper written request for exclusion from the Settlement will be bound by the releases and other terms and conditions set forth herein and all proceedings, orders and judgments in the Action, even if those persons have previously initiated or subsequently initiate individual litigation or other proceedings against the Settling Defendants (or any of them) relating to the claims released pursuant to or covered by the terms of this Settlement.

     3. Any Class Member who has not filed a timely, valid and proper written request for exclusion and who wishes to object to the fairness, reasonableness or adequacy of this Agreement or the settlement, or to any award of attorneys' fees and expenses, must serve upon Co-Lead Class Counsel and counsel for the Settling Defendants (by mail, hand or by facsimile transmission) and filed with the Court no later than 30 days prior to the fairness hearing or as the Court may otherwise direct, a written statement, signed by him or his duly authorized agent, including his name and social security number, setting forth his/her objections, as well as the specific reason(s), if any, for each objections, including any legal support the Class Member wishes to bring to the Court's attention and a description of any evidence the Class Member wishes to introduce in support of the objection. Class Members may so object either on their own or through an attorney hired at their own expense who files an appearance on their behalf.

VII. THE FINAL JUDGMENT AND ORDERS OF DISMISSAL

     1. If, after the Final Approval Hearing, the proposed Settlement is approved by the Court with respect to the Class, Class Counsel shall promptly file and request entry of a Final Order, substantially in the form of Exhibit "A," by the Court:

          (a) Approving the Agreement and judging its terms to be fair, reasonable, adequate and in the best interests of the Class, directing consummation of its terms, and reserving continuing jurisdiction to implement, enforce, administer, effectuate, interpret and monitor compliance with the provisions of the Agreement and the Final Order;

          (b) Dismissing the Action and the Released Claims, with prejudice and without costs (except as otherwise provided herein), and releasing both the Released Claims and all of the claims described in Article II, Sections 16 against the Released Parties; and

          (c) Permanently barring and enjoining Plaintiff and Class Members from asserting, commencing, prosecuting or continuing any of the Released Claims or any of the claims described in Article II, Section 16 against the Released Parties.

     2. Within 10 days of the Effective Date Plaintiff shall dismiss her claims pending in (i) the Eastern District of New York in the action entitled Affatato
v. Beneficial, No. CV 96-5376 (NG) (ASC), and (ii) the Supreme Court of New York in the action entitled Carnegie v. H&R Block, Inc. et al., No. 96/606129, in each case on behalf of herself, any co-plaintiff, and the putative class she purports to represent, with prejudice. Pursuant to the terms of the term sheet, the Beneficial Defendants have requested that Plaintiff dismiss her claim in the Affatato case promptly after preliminary approval of this settlement, and Plaintiff's counsel has agreed to consider this request.

VIII. NOTICE AND PRELIMINARY APPROVAL OF SETTLEMENT

     1. Class Counsel will submit preliminary approval papers for the settlement, including a Motion for Preliminary Approval and the proposed Preliminary Approval Order, together with a proposed form of mailed summary Notice, Detailed Notice and a publication Summary Notice substantially in the form of Exhibits "D," "E," and "F" (the "Notice", "Detailed Notice" and "Summary Notice"), the proposed form of the Final Order, and the executed Agreement, within 7 days of the execution of this Agreement.

     2. Plaintiff will submit to the Court the proposed Preliminary Approval Order which will, among other things, set a date for a Final Approval Hearing, approve the form of the Notice and Summary Notice, find that the method of notice selected constitutes the best notice to all persons within the definition of the Class that is practicable under the circumstances, and find that the form and method of notice comply fully with applicable law and the United States Constitution.

     3. The Plaintiff proposes the following Notice regime:

          (a) The Summary Notice, along with a Claim Form, will be mailed to the last known address of all Class Members, by first class mail, and any mail returned with a forwarding address will be promptly re-mailed to such address;

          (b) The Administrator and each Class Counsel that maintains a website will provide a link on its website to a central site maintained by the Administrator to obtain downloadable and printable copies of this Agreement, the Notice and the Claim Form; and

          (c) Publication notice of the Settlement Agreement will be provided as ordered by the Court.

     4. The Notice Costs and Administration Costs will be paid out of the cash contributed to the Settlement Fund, as set forth in Article IV, Section 1(a) and
(d) by the Settling Defendants, up to a maximum of $2.5 million, with any additional amounts required for Notice Costs to be contributed by Class Counsel pursuant to Article IV, Section 1(d).

     5. Class Counsel designates Poorman-Douglas Corporation to be the Administrator.

     6. The Administrator will file with the Court and serve upon Class Counsel and Settling Defendants' counsel no later than ten (10) days prior to the Final Approval Hearing an affidavit or declaration stating that notice has been completed in accordance with the terms of the Preliminary Approval Order.

     7. The Final Approval Hearing will be held at a date and time to be set by the Court after mailing of the notice and the passing of the opt-out date. At the Final Approval Hearing, the Court will consider and determine whether the provisions of this Agreement should be approved, whether the Settlement should be finally approved as fair, reasonable and adequate, whether any objections to the Settlement should be overruled, and whether a Final Order approving the Settlement and dismissing any of the actions should be entered.

IX.  PAYMENT OF ATTORNEYS' FEES AND REIMBURSEMENT OF EXPENSES TO CLASS COUNSEL

     1. Co-Lead Class Counsel will submit a fee petition for attorneys' fees, costs and expenses, on behalf of all Class Counsel, with all such fees and costs to be paid from the Settlement Fund and any accrued interest on such funds as provided in Article IV, Section 1(e), provided that at least $30 million of the Settlement Fund is used to make payments to the class, and attorneys' fees, costs and expenses will be available only from the remaining portion of the Settlement Fund including all accrued interest earned on the Settlement Fund pursuant to Article IV, Section 1(c). The Settling Defendants agree not to oppose in Court or any other forum such petition by Class Counsel for an award of attorneys' fees and costs to be paid from the Settlement Fund, provided that the petition conforms with this paragraph and
Section IV of this Agreement.

     2. Entry of a Final Order is not conditioned upon an award of the attorneys' fees and costs sought by Class Counsel. Subject to the Court's approval, such attorneys' fees and costs shall be paid to Class Counsel within 5 days after the Settlement becomes Final.

     3. Class Counsel will apply to the Court for an award of incentive fees for Plaintiff in an amount not to exceed $7,500 to be paid out of the Settlement Fund in recognition of her services in pursuing this case. Plaintiff will not be entitled to receive any additional payments other than her pro rata payment under the Agreement as specified in Article IV, Section 1(f) above.

     4. The Settling Defendants shall not be liable for any additional attorneys' fees or expenses of Plaintiff or any persons within the Class, or other plaintiffs' counsel in connection with this Action. The Settling Defendants will be entitled to oppose any such fee application.

     5. Class Counsel agree that they will not seek any additional fees or costs other than as provided in this Agreement from any of the Settling Defendants in connection with the settlement of the Action.

X.   CLAIMS (CLAIMS PROCESS)

     1. The Administrator will mail the appropriate claim form with respect to the relief set forth in Article IV Section 1(f) above substantially in the form attached as Exhibit "G"

("Claim Form"), to all persons within the Class together with the Summary Notice. If a Claim Form is thereafter requested by a class member, the Claim Form sent shall be in the form attached to the mailed notice as Exhibit "D." Pursuant to this Agreement, certain monetary benefits are available to Class Members only upon submission to the Administrator of a Valid Claim Form. A "Valid Claim Form" is a Claim Form that contains some or all of the following information as required by the form itself: (1) is signed by the Class Member, or signed by the heirs or estate of a deceased Class Member; (2) provides all the information required by the Claim Form, including: (i) the Social Security Numbers that they have used at any time; and (ii) their current mailing address;
(3) is postmarked and received by the Administrator no later then 60 days after entry of a Final Order; (4) is affirmed as true by the claimant who shall also state (i) that he/she is the person who applied for and received a RAL, (ii) the name(s) under which his/her RAL was approved, and (iii) his/her current name to be stated on any settlement check; and (5) is determined by the Administrator to be complete and in accordance with the requirements of this Agreement.

     2. Potential claimants who previously submitted a timely, proper and undisputed proof of claim form in the settlement in the Zawikowski Action that was not ultimately approved by the Court, and whose Notice is not returned to the Administrator as undeliverable, will not be required to submit a further Claim Form in order to receive a settlement payment as described in Article IV, Section l(f). However, such potential claimants shall only receive a settlement payment for RALs obtained in 1994 (between April 8 and December 31), 1995, or 1996.

     3. If a RAL was issued to joint borrowers, only one Claim Form need be submitted for such RAL, with the corresponding Social Security Number for each joint borrower.

     4. No payments to Class Members will be made until 30 days after the later of the following (i) the Settlement becomes Final; or (ii) the deadline for submitting Claim Forms.

     5. Within 5 days after the claim submission deadline, the Administrator will provide Class Counsel and counsel for the Settling Defendants with a list identifying: (1) the number of Claim Forms submitted; (2) the number of RALs covered; and (3) the number of Claim Forms that were denied ("Denied Claims").

     6. Promptly after receiving a Claim Form, the Administrator will evaluate the claim and, for Denied Claims, will mail to the Class Member, with copies to Class Counsel and counsel for the Settling Defendants, a notice stating that the claim was denied and the reasons for the denial, and advising the Class Member how he or she might contest denial or remedy any deficiency in the filing. For issues that are not administrative in nature, the Administrator may advise the Class Member to contact Class Counsel with any questions about his or her Denied Claim.

     7. A Class Member or Class Counsel may submit to the Administrator a request to reconsider the claim denial within 30 days following the date of such denial. Such request must be accompanied by documentation to support the claim and served on Co-Lead Class Counsel and counsel for the Settling Defendants.

     8. Co-Lead Class Counsel and counsel for the Settling Defendants will meet not later than 30 days after the Effective Date to confer regarding all Denied Claims for which requests for reconsideration have been denied by the Administrator. Co-Lead Class Counsel shall have full settlement authority to resolve such Denied Claims. If counsel for the Parties cannot then agree as to the treatment of a submitted Claim Form, the matter will be submitted to the Mediator for final and binding determination, with costs of resolution to be shared equally by the Class, from the Settlement Fund, and the Settling Defendants. Claims that are to be submitted to the Mediator for resolution will be submitted together in bulk no later than 30 days after attempts at informal resolution of all Denied Claims have been completed.

     9. For purposes of this Section, the Mediator of claims disputes will be Thomas Meites unless he is unwilling or unable to serve. In such event, the Parties will mutually agree on an alternate mediator.

     10. This Section sets forth the exclusive procedure for determining the validity of claims, and no Class Member may challenge the denial of any such claim except through this procedure.

XI.  TERMINATION OF THE AGREEMENT

     If the Settlement and this Agreement, as a whole, is not approved by the Court or does not receive final approval after review by any court of competent jurisdiction for any reason, or is terminated in accordance with its terms for any other reason, the Parties will be returned to their status immediately prior to execution of the Agreement as if this Agreement had never been made, and (i) the Parties will be relieved from any orders or stipulations made in connection with this Agreement, and (ii) the Action will proceed with trial on the merits with the merits class previously certified by the Court as of March 29, 2004, as modified on January 23, 2006 and February 22, 2006, as set forth in Article II,
Section 4. Accordingly, upon any such termination for any reason (i) the Parties will be deemed to have preserved all their substantive or procedural rights or defenses with respect to the Action as of the date of execution of this Agreement, and (ii) the Parties shall not be deemed to have waived any substantive or procedural rights or defenses of any kind that they may have with respect to any persons within the Class who were not members of the merits class that was certified by the Court as of March 29, 2004 (including, inter alia, the right to oppose or appeal any subsequent certification of any class including such additional persons for trial on the merits in the Action, the right to assert affirmative defenses, and the right to compel arbitration for any claims that might be asserted by any such additional persons); provided, that the terms of this Article XI shall survive any termination of the Settlement or this Agreement and shall remain binding on the Parties and effective in all respects regardless of the reasons for such termination.

     The Settling Defendants, and each of them individually, will also have the right, in their sole discretion, to withdraw from the Settlement and this Agreement upon written notice to the other Parties if the Court determines to modify this Agreement (including the form or terms of any document referenced or described herein or attached hereto as an Appendix or Exhibit hereto) in any material respect. Withdrawal by any one of the Settling Defendants shall cause this Settlement to terminate, and the Parties will be returned to their respective status immediately prior to execution of the Agreement, as set forth in the preceding paragraph. For purposes of this Agreement, a "material" modification of this Agreement shall specifically include but not be limited to any modification in any respect to (i) the definition of the Class, (ii) the persons excluded from the Class, and/or (iii) the scope of the release and the Released Claims or the Released Parties.

XII. NO ADMISSION OF LIABILITY

     Neither this Agreement nor any drafts hereof nor any documents relating to the settlement set forth herein constitutes an admission of liability or of any fact by the Plaintiff or the Settling Defendants. The Parties agree that the foregoing documents:

          (a) Will not be offered or received against any of the Released Parties as evidence of, or be construed as or deemed to be evidence of, any admission or concession by any of the Released Parties of (i) the truth or relevance of any fact alleged by Plaintiff, (ii) the existence of or proper scope and definition of any class alleged by Plaintiff, (iii) the propriety of class certification on the merits if the Action were to be litigated rather than settled, or (iv) the validity of any claim or the deficiency of any defense that has been or could have been asserted in the Action or in any other litigation;

          (b) Will not be offered as or received against any of the Released Parties as evidence of, or construed as or deemed to be evidence of, any admission or concession of any liability, negligence, fault or wrongdoing, or in any way referred to for any other reason as against any of the parties to this Agreement, in any other civil, criminal or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Agreement; provided, however, that if this Agreement is approved by the Court, the Released Parties may refer to it to effectuate the liability protection granted them hereunder; and

          (c) Will not be offered or received as an admission or concession that the consideration to be given to Class Members hereunder represents the amount which could be or would have been recovered by any such persons after trial.

XIII. CONTINUING JURISDICTION

     1. The United States District Court for the Northern District of Illinois, Eastern Division, will have continuing jurisdiction over the Action for the purpose of implementing the Settlement until the Action and all related matters are fully resolved, and for enforcement of the Settlement, the Agreement and the Final Order thereafter. The Court will resolve any dispute regarding the Parties' obligations pursuant to this Agreement and/or interpretation of the terms of this Agreement or Final Order. Notwithstanding the foregoing, the procedure set forth in Article X above shall be the exclusive procedure for determining the validity of claims, and no Class

Member may challenge any claim denial except through the procedure set forth in
Article X, Sections 6 through 10.

XIV. JOINT PRESS RELEASE

     1. The Parties will agree upon the form of any public statement to the press or governmental agencies concerning the settlement, the Agreement and the proceedings leading to its ultimate approval or disapproval by the Court (whether issued by mail, website posting or other means of communication). The Parties and their counsel shall be entitled to respond to inquiries by the press or otherwise, but except as provided in the preceding sentence, shall not (i) initiate any public announcement, including a press release, or other communications with the press regarding the Settlement, (ii) make any public comments that would undermine the joint press release or the Settlement, or
(iii) make any disparaging public statements about any other Party or counsel for a Party prior to the Effective Date. Nothing in this Paragraph shall prohibit Class Counsel from providing legal advice to individual Class Members.

XV.  MISCELLANEOUS PROVISIONS

     1. ENTIRE AGREEMENT. This Agreement and its exhibits constitute the entire agreement and understanding between and among the Parties with respect to settlement, and supersedes any and all prior negotiations and agreements or understandings (oral or written) with respect to the subject matter hereof, including the settlement term sheet dated March 21, 2006.

     2. NEUTRAL INTERPRETATON. This Agreement shall not be construed more strictly against one Party than another merely because it may have been prepared by counsel for one of the Parties, it being recognized that, because of the arms-length negotiations and mediation resulting in the Agreement, all parties have contributed substantially and materially to the preparation of the Agreement.

     3. CHOICE OF LAW. This Agreement will be governed by federal law and the internal laws of Illinois, without regard to its choice of law principles.

     4. CHOICE OF FORUM. The forum selected by the Parties for implementation and enforcement of the Settlement shall be Illinois, in the United States District Court for the Northern District of Illinois, Eastern Division.

     5. MODIFICATIONS OR AMENDMENTS. This Agreement may not be modified or amended except by a writing signed by all Parties and their respective counsel and the subsequent approval of the Court.

     6. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     7. ADDITIONAL ACTS TO EFFECTUATE THE AGREEMENT. The Parties shall execute all documents and perform all acts necessary and proper to effectuate the terms of this Agreement and to obtain the benefits of the Agreement.

     8. COMPETENCY; INDEPENDENT COUNSEL. Each Party to this Agreement represents and warrants that he, she or it is competent to enter into the Agreement and in doing so is acting upon his, her or its independent judgment and upon the advice of his, her or its own counsel and not in reliance upon any warranty or representation, express or implied, of any nature or kind by any other Party, other than the terms expressly set forth in this Agreement.

XVI. [TO BE FILED UNDER SEAL]

     IN WITNESS WHEREOF, the undersigned Parties hereto have caused this Agreement to be duly executed on the date first written above:

LEVY ANGSTREICH FINNEY BALDANTE,        KIRBY McINERNEY & SQUIRE, LLP
RUBENSTEIN & COREN, P.C.


By: /s/ Steven E. Angstreich / RLF      By: /s/ Peter Linden / RLF
    ---------------------------------       ------------------------------------
    Steven E. Angstreich, Esq.              Peter Linden, Esq.
    Co-Class Counsel                        Co-Lead Class Counsel


FUTTERMAN & HOWARD, CHTD.               MUCH SHELIST FREED DENENBERG
                                        AMENT & RUBENSTEIN, P.C.


By: /s/ Ronald L. Futterman             By: /s/ Michael B. Hyman / RLF
    ---------------------------------       ------------------------------------
    Ronald L. Futterman, Esq.               Michael B. Hyman, Esq.
    Co-Liaison Class Counsel                Co-Liaison Class Counsel

H&R BLOCK, INC., H&R BLOCK
SERVICES, INC., H&R BLOCK TAX
SERVICES, INC., BLOCK FINANCIAL
CORP., HRB ROYALTY, INC., H&R
BLOCK EASTERN ENTERPRISE, INC.,
successor to H&R BLOCK EASTERN TAX
SERVICES, INC.


By:
    ---------------------------------
    JENNER & BLOCK LLP
    Counsel for the Block Defendants

HSBC FINANCE CORPORATION F/K/A
HOUSEHOLD INTERNATIONAL, INC.,
(ON BEHALF OF ITSELF, HOUSEHOLD
FINANCE CORPORATION,
HOUSEHOLD BANK, F.S.B. AND
BENEFICIAL NATIONAL BANK), HSBC
TAXPAYER FINANCIAL SERVICES
INC. (F/K/A HOUSEHOLD TAX
MASTERS INC. AND BENEFICIAL TAX
MASTERS, INC.), AND BENEFICIAL
FRANCHISE COMPANY, INC.


By: /s/ Robert Scarborough
    -------------------------------------
    on behalf of the Benefit Defendants
    Counsel for the Beneficial Defendants

H&R BLOCK, INC., H&R BLOCK SERVICES,
INC., H&R BLOCK TAX SERVICES, INC.,
BLOCK FINANCIAL CORP., HRB ROYALTY,
INC., H&R BLOCK EASTERN ENTERPRISE,
INC., successor to H&R BLOCK EASTERN
TAX SERVICES, INC.


By: /s/ JENNER & BLOCK LLP
    -------------------------------------
    JENNER & BLOCK LLP
    Counsel for the Block Defendants


HSBC FINANCE CORPORATION F/K/A
HOUSEHOLD INTERNATIONAL, INC.,
(ON BEHALF OF ITSELF, HOUSEHOLD
FINANCE CORPORATION, HOUSEHOLD BANK,
F.S.B. AND BENEFICIAL NATIONAL BANK),
HSBC TAXPAYER FINANCIAL SERVICES INC.
(F/K/A HOUSEHOLD TAX MASTERS INC. AND
BENEFICIAL TAX MASTERS, INC.), AND
BENEFICIAL FRANCHISE COMPANY, INC.


By:
    -------------------------------------
    SIDLEY AUSTIN LLP
    Counsel for the Beneficial Defendants

                                   EXHIBIT "A"

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

LYNNE A. CARNEGIE, On Behalf of              )
Herself and All Others Similarly Situated,   )
                                             )
                Plaintiff,                   )
                                             )
                    vs.                      )
                                             )
HOUSEHOLD INTERNATIONAL, INC.,               )
HOUSEHOLD BANK, f.s.b., successor in         )   No. 98 C 2178
interest to BENEFICIAL NATIONAL              )
BANK, HOUSEHOLD TAX MASTERS,                 )   Judge Elaine E. Bucklo
INC., formerly known as BENEFICIAL           )
TAX MASTERS, INC, BENEFICIAL                 )
FRANCHISE COMPANY, INC., H&R                 )
BLOCK, INC., H&R BLOCK SERVICES,             )
INC., H&R BLOCK TAX SERVICES,                )
INC., H&R BLOCK EASTERN TAX                  )
SERVICES, INC., BLOCK FINANCIAL              )
CORP. and HRB ROYALTY, INC.,                 )
                                             )
                Defendants.                  )

                      FINAL JUDGMENT AND ORDER OF DISMISSAL

     This Court, having considered the Plaintiff's Motion for Final Approval (the "Motion") of the settlement ("Settlement") with HSBC Finance Corporation f/k/a Household International, Inc. (on behalf of itself, Household Finance Corporation, Household Bank, f.s.b. and Beneficial National Bank), HSBC Taxpayer Financial Services, Inc. (f/k/a Household Tax Masters Inc. and Beneficial Tax Masters Inc.), and Beneficial Franchise Company, Inc. (collectively, the "Beneficial Defendants"), and H&R Block, Inc., H&R Block Services, Inc., H&R Block Tax Services, Inc., Block Financial Corp., HRB Royalty, Inc., H&R Block Eastern Enterprises, Inc., successor to H&R Block Eastern Tax Services, Inc. (collectively, the "Block Defendants"), having held a fairness hearing on _________, 2006, having considered all of the submissions and arguments with respect to the Motion, the Court finds that:

     1. This Action was previously certified by the Court as a class action against the Beneficial Defendants and the Block Defendants on behalf of all persons in the United States who received a Refund Anticipation Loan ("RAL") (sometimes referred to as "Rapid Refund") from Beneficial National Bank through any H&R Block office anytime between April 8, 1994 through December 31, 1996.

     2. Excluded from the Class are the following:

          (a) Anyone, who for the first time, received a RAL through an H&R Block office from Beneficial after December 31, 1996;

          (b) Anyone who received a RAL from H&R Block, Beneficial or Household Bank between April 8, 1994 and December 31, 1996, and also received a RAL in 1997, 1998, or 1999;

          (c) Anyone who asked to be excluded from the Zawikowski v. Beneficial National Bank case;

          (d) Customers of Jackson Hewitt, Inc. who only received a RAL from Beneficial National Bank from December 11, 1992 through December 31, 1995;

          (e) Anyone who was a member of the Peterson v. H&R Block Tax Services, Inc. (Cook County Circuit Court No. 96 C 6647) class action settlement; and

          (f) Individuals who submit timely requests for exclusion from the Class.

     3. Notice to the Class has been provided in accordance with the Court's Preliminary Approval Order, and such Notice by first-class mail and publication has been given in an adequate and sufficient manner; constitutes the best notice practicable under the circumstances; and satisfies all requirements of Rule 23(e) and due process.

     4. The Settlement Agreement was arrived at as a result of arms-length negotiations conducted in good faith by counsel for the parties, with the assistance of an experienced mediator, and is supported by the Class Representative.

     5. The Action presents issues as to liability and damages as to which there are substantial grounds for differences of opinion.

     6. The Court finds that the settlement as set forth in the Settlement Agreement is fair, reasonable and adequate in light of the complexity, expense and duration of litigation and the risks involved in establishing liability, damages and in maintaining the class action through trial and appeal

     7 Payment of cash as provided under the Settlement Agreement constitutes fair value given in exchange for the release of the Released Claims against the Released Parties, as those terms are defined below. The Court finds that the consideration to be paid to Class Members, consisting of cash payments, is reasonable considering the facts and circumstances of the RAL transactions at issue, the numerous types of claims and affirmative defenses asserted in the Action and other RAL litigation over many years, and the potential risks and likelihood of success of alternatively pursuing trial on the merits.

     8 The persons listed on Exhibit _____ hereto are found to have validly excluded themselves from the Settlement in accordance with the provisions of the Preliminary Approval Order.

     9 The parties and each Class Member have irrevocably submitted to the exclusive jurisdiction of this Court for any suit, action, proceeding, or relating in any way to any dispute arising out of, the Settlement Agreement.

     10. It is in the best interests of the parties and the Class Members and consistent with principles of judicial economy that any dispute between any Class Member (including any dispute as to whether any person is a Class Member) and any Released Party which in any way relates to the applicability or scope of the Settlement Agreement or this Final Judgment and Order of Dismissal should be presented exclusively to this Court for resolution by this Court.

     IT IS THEREFORE ORDERED, ADJUDGED AND DECREED THAT:

     1. The Settlement Agreement submitted by the parties is finally approved as fair, reasonable and adequate and in the best interests of the Class and the parties are directed to consummate the Settlement Agreement in accordance with its terms. The parties and each person within the definition of the Class are hereby bound by the terms and conditions of the Settlement Agreement.

     2. The Action is hereby dismissed, with prejudice and without costs. This Judgment has been entered without any admission by the Beneficial Defendants or the H&R Block Defendants as to the merits of any of the allegations in the Second Amended Class Action Complaint and shall not constitute a finding as to any obligation of either the Beneficial Defendants or the H&R Block Defendants to take any actions agreed to be done or avoided as necessary in order to bring them into compliance with law.

     3 For purposes of this Final Judgment and Order of Dismissal:

          (a) "Released Claims" includes any claims, Unknown Claims,(1) rights, demands, obligations, actions, causes of action, suits, cross-claims, matters, issues, liens,

----------
(1) "Unknown Claims" means all claims arising out of facts relating to any matter covered by the Released Claims, which in the future are or may be found to be other than or different from the facts now believed to be true, so that each person or entity so affected shall be deemed to have expressly waived all of the rights and benefits of any provision of the law, either state or federal, providing that a general release does not extend to claims which the creditor does not know or contracts, liabilities, agreements, costs, expenses of any nature by the Plaintiff and Class Members against the Released Parties arising out of, or in connection with, or in any way related to any RAL transaction. This includes any activity engaged in or any services performed directly or indirectly in connection with any RAL, including but not limited to tax preparation, electronic filing, RAL document preparation or related services, RAL contractual commitments, RAL advertisements or RAL solicitations, RAL disclosures, money collected in connection with a RAL, RAL-related fees, RAL license fees, RAL participation interest revenue, and the RAL waiver fee, or other policies or procedures relating to any RAL made within the Class Period, whether for damages, fines, punitive damages, exemplary damages, penalties, restitution, disgorgement, or any declaratory, injunctive or any other equitable relief of any kind, whether ______________________________________________________________
suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor, including without limitation Section 1542 of the California Civil Code, which reads as follows:

     Section 1542. General Release: extent. A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

All persons or entities providing releases under this Agreement, including all Class Members, upon the Effective Date shall be deemed to have, and by operation of the Final Order shall have, waived any and all provisions, rights or benefits conferred by Section 1542 of the California Civil Code or any comparable law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the California Civil Code, All persons or entities providing releases under this Agreement may hereafter discover facts other than or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but such person or entity, upon the Effective Date, shall be deemed to have, and by operation of the Final Order in the Action shall have, fully, finally, and forever settled and released any and all such claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.

based on any federal or state statute, regulation or common law theory (specifically including but not limited to claims for fraudulent misrepresentation or omission, state consumer protection or fraud laws, TILA, RICO, credit service organization statutes, breach of fiduciary duty, agency, loan broker, unjust enrichment and/or breach of contract). Notwithstanding the foregoing, "Released Claims" specifically excludes the "Excluded Claims" described below in paragraph 5(c).

          (b) "Released Parties" means, collectively, the Released Beneficial Parties and the Released Block Parties (as defined below).

                         i. "Released Beneficial Parties" means, collectively,
                    HSBC Finance Corporation f/k/a Household International, Inc., (on behalf of itself, Household Finance Corporation, Household Bank, f.s.b., and Beneficial National Bank), HSBC Bank USA, N.A., HSBC Taxpayer Financial Services Inc. (f/k/a Household Tax Masters Inc. and Beneficial Tax Masters Inc.), Beneficial Franchise Company, Inc., Beneficial Corporation, Beneficial Finance Corporation, Beneficial Management Corporation, Imperial Capital Bank (to the extent it offered RALs pursuant to its contract with HSBC Taxpayer Financial Services, Inc.), and: (a) any and all of their respective past, present and future parent companies, subsidiaries, divisions, affiliates, franchisees, predecessors, successors, and assigns; (b) the respective present and former general partners, limited partners, principals, members, directors, and their attorneys, officers, employees, stockholders, owners, agents, subrogees, independent contractors (including, but not limited to, Imperial Capital Bank), insurers, reinsurers, attorneys, the representatives, heirs, executors, personal representatives, administrators, trustees, transferees and assigns of any of them; and (c) all persons or entities acting on behalf or at the direction of any of the foregoing.

                         ii. "Released Block Parties" means, collectively, H&R
                    Block, Inc., H&R Block Services, Inc., H&R Block Tax Services, Inc., Block Financial Corp., HRB Royalty, Inc., H&R Block Eastern Enterprise, Inc., successor to H&R Block Eastern Tax Services, Inc., all direct or indirect franchise or sub-franchise offices operating under the trade name of "H&R Block," and (a) any and all of their respective past and present parent companies, subsidiaries, divisions, affiliates, franchises, predecessors, successors, and assigns; (b) their respective present and former general partners, limited partners, principals, members, directors, and their attorneys, officers, employees, stockholders, owners, agents, insurers, reinsurers, attorneys, the representatives, heirs, executors, personal representatives, administrators, trustees, transferees and assigns of any of them; and (c) all persons or entities acting on behalf or at the direction of any of the foregoing.

          (c) "Excluded Claims" means, collectively, (i) all claims, including claims made pursuant to authorizations to amend the operative complaints, asserted in Marshall v. H&R Block, Inc., No. 02-L-04 (Circuit Court for the Third Judicial Circuit, Madison County, Illinois) and Soliz v. H&R Block, Inc., Cause No. 03-032-D (District Court for Kleberg County, Texas) arising from or related to the Block Defendants' "Peace of Mind" product; (ii) all claims, including claims made pursuant to authorizations to amend the operative complaints, asserted in Marshall v. H&R Block, Inc., No. 03-L-576 (Circuit Court for the Third Judicial Circuit, Madison County, Illinois); McNulty et al. v. H&R Block, Inc, No. 2002 CV 4654 (Court of Common Pleas, Lackawanna County, Pennsylvania); and Soliz v. H&R Block, Inc., Cause No. 03-199-D (District Court for Kleberg County, Texas) arising from or related to electronic filing fees;
(iii) all claims by members of the Class that have been or will be released pursuant to the Agreement of Settlement in Cummins v. H&R Block, Inc. et al. (Civil Action No. 03-C-134); (iv) all claims pending in Basile v. H&R Block, Inc., Case No. 93043245 (Court of Common Pleas for Philadelphia County) as of the date of the Settlement Agreement; (v) claims under state law based solely on allegations that a tax preparer failed (A) to properly prepare a tax return or
(B) to maintain the confidentiality of taxpayer information resulting in injury based on "stolen identity" or similar misuse of taxpayer information or theft of a RAL check; and (vi) any and all claims to enforce the terms and conditions of this Agreement.

     4. The Released Claims are hereby finally compromised, settled, released, discharged and dismissed with prejudice against the Released Parties by virtue of the proceedings herein and this Final Judgment and Order of Dismissal.

     5. The Action is dismissed with prejudice and without costs.

     6. Class Members and their successors and assigns are hereby permanently barred and enjoined from instituting, commencing, prosecuting or continuing to prosecute, either directly or indirectly, any Released Claim against any of the Released Parties in any forum.

     7. The Court awards ______________ dollars as attorneys' fees to Co-Lead Class Counsel to be distributed in their discretion thereafter between and among all Class Counsel in accordance with their respective contributions to this action and incentive fee awards in the amount of $7,500.00 to Lynne Carnegie, all payments to be made from the Settlement Fund.

     8. The Court awards $____________ as reimbursement for costs and expenses to Co-Lead counsel to be distributed in their discretion thereafter between and among all Class Counsel in accordance with their out-of-pocket costs and expenses incurred in prosecuting this case.

     9. Without affecting the finality of this judgment, the Court retains jurisdiction of this settlement, including the administration and consummation of the settlement. In addition, without affecting the finality of this judgment, the Court retains exclusive jurisdiction of, and the Beneficial Defendants, the Block Defendants and each member of the Class are hereby deemed to have submitted irrevocably to the exclusive jurisdiction of this Court for, any suit, action, proceeding or dispute arising out of or relating to this Order, the Settlement Agreement or the applicability of the Settlement Agreement. Without limiting the generality of the foregoing, any dispute concerning the Settlement Agreement, including, but not limited to, any suit, action, arbitration or other proceeding by a class member in which the provisions of the settlement Agreement are asserted as a defense in whole or in part to any claim or cause of action or otherwise raised as an objection, shall constitute a suit, action or proceeding arising out of or relating to this Order. Solely for purposes of such suit, action or proceeding, to the fullest extent possible under applicable law, the parties hereto and all persons within the definition of the Class are hereby deemed to have irrevocably waived and agreed not to assert, by way of motion, as a defense or otherwise, any claim or objection that they are not subject to the jurisdiction of this Court, or that this Court is, in any way, an improper venue or an inconvenient forum.

     10. The Court finds, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, that there is no just reason for delay, and directs the Clerk to enter final judgment.

                                        BY THE COURT:


                                        ----------------------------------------
                                        Honorable Elaine E. Bucklo

Dated: ______, 2006

                                   EXHIBIT "B"

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

LYNNE A. CARNEGIE, On Behalf of Herself      :
And All Others Similarly Situated,           : No. 98-C-2178
                                             :
                  Plaintiff                  : Honorable Elaine E. Bucklo
                                             :
                  -against-                  :
                                             :
HOUSEHOLD INTERNATIONAL, INC.,               :
HOUSEHOLD BANK, f.s.b, successor in interest :
to BENEFICIAL NATIONAL BANK,                 :
HOUSEHOLD TAX MASTERS, INC., formerly        :
known as BENEFICIAL TAX MASTERS, INC.,       :
BENEFICIAL FRANCHISE COMPANY, INC.,          :
H&R BLOCK, INC., H&R BLOCK SERVICES,         :
INC., H&R BLOCK TAX SERVICES, INC.,          :
H&R BLOCK EASTERN TAX SERVICES, INC.,        :
BLOCK FINANCIAL CORP., and HRB               :
ROYALTY, INC.,                               :
                                             :
                 Defendants.                 :

                  ORDER OF PRELIMINARY APPROVAL WITH RESPECT TO
                       NOTICE, HEARING, AND ADMINISTRATION
                          OF SETTLEMENT OF CLASS ACTION

     WHEREAS, Plaintiff Lynne Carnegie, on behalf of the Class, as defined below ("Plaintiffs"), has entered into a settlement (the "Settlement") of the claims asserted in the above-captioned class action (the "Action") with Defendants H&R Block, Inc.; H&R Block Services, Inc.; H&R Block Tax Services, Inc.; Block Financial Corp.; HRB Royalty, Inc.; H&R Block Eastern Enterprise, Inc., successor to H&R Block Eastern Tax Services, Inc. (collectively, the "Block Defendants"); HSBC Finance Corporation, f/k/a Household International, Inc. (on behalf of itself, Household Finance Corp., Household Bank, f.s.b., and Beneficial National Bank); HSBC Taxpayer Financial Services, Inc. (f/k/a Household Tax Masters, Inc. and Beneficial Tax Masters Inc.); and Beneficial Franchise Company, Inc. (collectively, the "Beneficial Defendants') (the Block Defendants and Beneficial Defendants collectively are referred to as the "Defendants");

     WHEREAS, the Court previously certified a settlement class of all borrowers (with a few exceptions) who received refund anticipation loans ("RALs") in or before 1999 and whose claims were not barred by the statute of limitations. The Court subsequently certified a class on the merits limited to prosecution of a RICO claim and one claim for breach of contract against the Beneficial Defendants involving the law of only one state. Also excluded from the merits class were persons who took out RALs in 1997, 1998, and 1999, which had arbitration provisions. Defendants sought and obtained review of the merits certification decision pursuant to Fed. R. Civ. P. 23(f). The Seventh Circuit Court of Appeals affirmed the certification of that class. Carnegie v. Household International Inc., et al., 376 F.3d 656 (7th Cir. 2004), cert. denied, 125 S. Ct. 877 (2005). The Court has since excluded from the class customers who obtained their only RAL prior to April 8, 1994.

     WHEREAS, the "Class," as defined in Section II, Paragraph 4 of the Agreement of Settlement between Plaintiffs and Defendants (the "Settlement Agreement"), consists of persons in the United States who received a Refund Anticipation Loan ("RAL") from Beneficial National Bank through any H&R Block office anytime between April 8, 1994 and December 31, 1996;

     WHEREAS, the Parties have made an application, pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, for an Order preliminarily approving the Settlement of this Action in accordance with the Settlement Agreement;

     AND WHEREAS, the Court, having read and considered the Settlement Agreement and the Exhibits and Appendices annexed thereto and finding that substantial and sufficient grounds exist for entering this Order; IT IS HEREBY ORDERED:

                                   DEFINITIONS

     1. The Court, for purposes of this Order, adopts all definitions of terms set forth in the Settlement Agreement.

                   PRELIMINARY APPROVAL AND SETTLEMENT HEARING

     2. The Court finds that for purposes of preliminary approval, the terms of the Settlement Agreement are within the range of reasonableness for a class settlement. The terms of the Settlement Agreement are, therefore, preliminarily approved, subject to further consideration at a hearing to be held consistent with the requirements of Fed. R. Civ. P. 23(e) (the "Final Approval Hearing"), which shall be held before this Court on ___________, 2006, at _________ a.m./p.m. in Room __________ of the United States District Court for the Northern District of Illinois, 219 South Dearborn Street, Chicago, Illinois, 60604.

     3. During the Final Approval Hearing, the Court will: (i) determine whether the proposed Settlement is fair, reasonable and adequate and whether final judgment should be entered dismissing the Action as to the Defendants, with prejudice, and without costs; (ii) consider the petition by Co-Lead Class Counsel for payment of a reasonable Fee and Expense Award to include attorneys' fees, costs and expenses, and class representative incentive fees together with accrued interest thereon.

                             NOTICE TO CLASS MEMBERS

     4. Co-Lead Class Counsel shall cause notice of the pendency of the Action, the proposed Settlement, the Final Approval Hearing, and the petition by Co-Lead Class Counsel for payment of a reasonable Fee and Expense Award, as follows:

          (a) On or before May 14, 2006, a copy of the mailed Notice and Claim Form substantially in the form attached as Exhibit "_____" to the Settlement Agreement shall be mailed by first class mail, postage prepaid, to all members of the Class for whom there is a last known valid address, and any mail returned with a forwarding address will be promptly re-mailed to such address. Notice will not be sent to the Settlement Class members whose prior Zawikowski

v. Beneficial National Bank, No. 98 C 2178 (N.D. III.) settlement notice was returned and whose new address does not appear in the Beneficial Defendants' electronic records regarding RALs.

          (b) At or prior to the Final Approval Hearing, Co-Lead Class Counsel shall file proof, by affidavit, of such mailings.

          (c) The Administrator and each Class Counsel that maintains a website will provide a link on its website to a central site maintained by the Administrator to obtain downloadable and printable copies of the Settlement Agreement;

          (d) Publication notice of the Settlement Agreement will be provided through one Summary Notice to be published in each of the following publications:

          -    Parade, 2/5 page, 1x

          -    USA Weekend, Digest page, 1x

          -    Guidepost, Full page Digest, 1x

          -    National Enquirer, Digest page, 2x

          -    Reader's Digest, Full page Digest, 1x

          -    Ebony, Digest page, 1x

          -    Jet, Full page Digest, 2x

          -    Mira, Super Jr. Standard page, 2x (Spanish)

          -    Vista, 2/3 page, 1x (Spanish)

          (e) Co-Lead Class Counsel designates Hilsoft Notifications and Poorman Douglas Corporation to assist in the Notice and Settlement claims administration process.

     5. The Court approves the forms of Notice, Summary Notice and Claim Form. The Court finds that the procedures established for Notice, mailing and distribution of such Notices as set forth in this Order, and publication of the Summary Notice meet the requirements of Rule 23 of the Federal Rules of Civil Procedure, and due process. The Court further finds that these procedures are the best notice practicable under the circumstances and shall constitute due and sufficient notice to all persons and entities entitled thereto.

     6. The Settlement Administrator shall be responsible for the receipt of all written communications from the Class and shall preserve same, and all other written communications from members of the Class, or any other person in response to the Notices.

                   REQUESTS FOR EXCLUSION FROM THE SETTLEMENT

     7. To request exclusion from the Settlement, a Class Member must mail or otherwise deliver to the Settlement Administrator an appropriate written request for exclusion, which request must be postmarked on or before ____________, 2006 and actually received by the Settlement Administrator at the following address:

     RAL Exclusions
     P.O. Box 3207
     Portland, Oregon 97208-3207

The request for exclusion must include (a) the name, address, social security number and telephone number of the person requesting exclusion; (b) the title of this Action; and (c) a statement requesting exclusion from the Class. The request must be personally signed by the Class Member requesting exclusion, and shall not be effective unless it is made in the manner and within the time set forth in this paragraph. Class Members who previously submitted a timely and valid request to be excluded from the settlement class previously certified by the Court under the caption Zawikowski v Beneficial National Bank et al., and who want to be excluded from the Class covered by this Order, must submit a separate timely request for exclusion in accordance with the procedures described in this Order, No Class Member, or any person acting on behalf of or in concert or participation with that Class Member, may request exclusion of any other Class Member from the settlement. The original requests for exclusion will be filed with the Court by the Settlement Administrator not later than 30 days before the Final Approval Hearing. Copies of requests for exclusion shall be provided by the Settlement Administrator to Co-Lead Class Counsel and counsel for the Defendants not later than 20 days before the Final Approval Hearing.

     8. All Class Members (excluding those who have timely and properly requested exclusion in the manner set forth in Paragraph 8, to the limited extent provided by the terms of the Settlement Agreement) shall be bound by the releases and other terms and conditions set forth in the Settlement Agreement and all proceedings, orders and judgments in the Action, even if those persons have previously initiated or subsequently initiate individual litigation or other proceedings against the Defendants (or any of them) relating to the claims released pursuant to or covered by the terms of this Settlement.

                           OBJECTIONS BY CLASS MEMBERS

     9. Subject to the requirements set forth in Paragraphs 10 and 11 below, any Class Member who has not requested exclusion from the Settlement may appear at the Final Approval Hearing to show cause as to any of the following: (i) why the proposed Settlement should not be approved as fair, reasonable and adequate;
(ii) why a judgment should not be entered thereon; (iii) why the plan for distribution of cash should not be approved; or (iv) why Co-Lead Class Counsel should or should not be awarded the attorneys' fees, costs, or reimbursement of expenses requested and Class Representative incentive fees. In accordance with the Settlement Agreement, any Class Member may so object either on their own or through an attorney hired at their own expense

     10. In order to be heard to contest the approval of the Settlement Agreement, a Class Member must serve Co-Lead Counsel and counsel for Defendants (by mail, hand or by facsimile transmission) and delivered to the Court no later than 30 days prior to the Final Approval Hearing, a written statement of objections, including any legal support the Class Member wishes to bring to the Court's attention and any evidence the Class Member wishes to introduce in support of the objection along with the Class Member's social security number and signature.

CO-LEAD CLASS COUNSEL:

Steven E. Angstreich, Esquire           Peter Linden, Esquire
Michael Coren, Esquire                  Daniel Hume, Esquire
Carolyn C. Lindheim, Esquire            KIRBY, MCINERNEY & SQUIRE
LEVY, ANGSTREICH, FINNEY, BALDANTE,     830 Third Avenue, 10th Floor
RUBENSTEIN & COREN, P.C.                New York, New York 10022
1616 Walnut Street, 5th Floor
Philadelphia, Pennsylvania 19103

COUNSEL FOR DEFENDANTS:

Matthew M. Neumeier, Esquire            T. Robert Scarborough, Esquire
JENNER & BLOCK LLP                      SIDLEY AUSTIN LLP
One IBM Plaza                           One South Dearborn Street
330 N. Wabash                           Chicago, Illinois 60603
Chicago, Illinois 60611                 Counsel for the Beneficial Defendants
Counsel for the Block Defendants

     11. Any Class Member who does not make an objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, adequacy or reasonableness of the proposed Settlement, the Order and Final Judgment to be entered approving the Settlement, the plan for distribution for cash in the Settlement Fund or the request for attorneys' fees, reimbursement of expenses and Class Representative incentive fees.

                             CLAIMS (CLAIMS PROCESS)

     12. In order to be entitled to participate in the distribution of cash in the Settlement Fund (as defined in the Notice), a Class Member who has not requested exclusion from the Class must submit a completed and signed Valid Claim Form to the address provided in the Notice. To be valid and accepted, the Valid Claim Form must be postmarked and actually received no later than sixty
(60) days after entry of the Final Order. Any Class Member who does not submit a Valid Claim Form shall not be entitled to share in the Settlement Fund, but nonetheless shall be barred and enjoined from asserting any of the Released Claims.

                                   TERMINATION

     13. If the Settlement and the Settlement Agreement are not approved by the Court or do not receive final approval after review by any court of competent jurisdiction for any reason, or is terminated in accordance with its terms for any other reason, the parties will be returned to their status immediately prior to execution of the Settlement Agreement as if the Settlement Agreement had never been made, and (i) the parties will be relieved from any orders or stipulations made in connection with the Settlement Agreement; (ii) the Action will proceed with the merits class previously certified by the Court as of March 29, 2004, as modified as of January 23, 2006 and February 22, 2006; and (iii) the Defendants reserve all procedural or substantive rights as of the date of execution of the Agreement and shall not be deemed to have waived any procedural and/or substantive rights or defenses of any kind that they may have with respect to any persons within the Class who were not members of the class that was certified on March 29, 2004.

           ADDITIONAL OBLIGATIONS OF CO-LEAD COUNSEL AND THEIR AGENTS

     14. The Settlement Administrator under the supervision of Co-Lead Class Counsel shall be responsible for administrating the initial receipt of all responses to the Notices, responding to inquiries from Class Members, and preserving all correspondence in response to the Notices.

     15. The Settlement Administrator under the supervision of Co-Lead Class Counsel shall cause to be filed with the Clerk of Court affidavit(s) or declaration(s) of the person or persons under whose general direction the mailing of the Notice shall have been made, showing that such mailing has been made in accordance with this Order by ____________, 2006.

     16. Co-Lead Class Counsel shall cause to be filed with the Clerk of Courts affidavit(s) or declaration(s) of the person or persons under whose general direction the publication of the Summary Notice shall have been made, showing that such publication has been made in accordance with this Order by ___________, 2006.

     17. Co-Lead Class Counsel shall submit to the Court and to counsel for Defendants any papers in support of the Settlement and application for attorneys' fees and reimbursement of expenses by ___________, 2006.

     18. Co-Lead Class Counsel and counsel for Defendants, if they choose, shall file with the Court and serve on opposing counsel any papers in reply to any objection received, no later than three (3) days prior to the Final Approval Hearing.

                      POWERS AND JURISDICTION OF THE COURT

     19. The Court expressly reserves its right to adjourn the Final Approval Hearing or any further adjournment thereof, and to approve the Settlement Agreement, including any modifications thereto which are acceptable to the parties, without further notice to Class Members.

     20. The Court will have continuing jurisdiction over the Action for the purpose of implementing the Settlement until the Action and all related matters are fully resolved, and for enforcement of the Settlement, the Settlement Agreement and Final Order thereafter.

     21. The parties to the Settlement Agreement are directed to carry out their obligations under the terms thereof.

APPROVED AND SO ORDERED:


DATED:
       ------------------------------   ----------------------------------------
                                        The Honorable Elaine E. Bucklo

                       IN THE UNITED STATES DISTRICT COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

LYNNE A. CARNEGIE, On Behalf of Herself    :
And All Others Similarly Situated,         : No. 98-C-2178
                                           :
                 Plaintiff                 : Honorable Elaine E. Bucklo
                                           :
                 -against-                 :
                                           :
HOUSEHOLD INTERNATIONAL, INC.,             :
HOUSEHOLD BANK, f.s.b, successor in        :
interest to BENEFICIAL NATIONAL BANK,      :
HOUSEHOLD TAX MASTERS, INC., formerly      :
known as BENEFICIAL TAX MASTERS, INC.,     :
BENEFICIAL FRANCHISE COMPANY, INC.,        :
H&R BLOCK, INC., H&R BLOCK SERVICES, INC., :
H&R BLOCK TAX SERVICES, INC.,              :
H&R BLOCK EASTERN TAX SERVICES, INC.,      :
BLOCK FINANCIAL CORP., and                 :
HRB ROYALTY, INC.,                         :
                                           :
                Defendants.                :

                  ORDER OF PRELIMINARY APPROVAL WITH RESPECT TO
                       NOTICE, HEARING, AND ADMINISTRATION
                          OF SETTLEMENT OF CLASS ACTION

     WHEREAS, Plaintiff Lynne Carnegie, on behalf of the Class, as defined below ("Plaintiffs"), has entered into a settlement (the "Settlement") of the claims asserted in the above-captioned class action (the "Action") with Defendants H&R Block, Inc.; H&R Block Services, Inc.; H&R Block Tax Services, Inc.; Block Financial Corp.; HRB Royalty, Inc.; H&R Block Eastern Enterprise, Inc., successor to H&R Block Eastern Tax Services, Inc. (collectively, the "Block Defendants"); HSBC Finance Corporation, f/k/a Household International, Inc. (on behalf of itself, Household Finance Corp., Household Bank, f.s.b., and Beneficial National Bank); HSBC Taxpayer Financial Services, Inc. (f/k/a Household Tax Masters, Inc. and Beneficial Tax Masters Inc.); and Beneficial Franchise Company, Inc. (collectively, the "Beneficial Defendants') (the Block Defendants and Beneficial Defendants collectively are referred to as the "Defendants");

     WHEREAS, the Court previously certified a settlement class of all borrowers (with a few exceptions) who received refund anticipation loans ("RALs") in or before 1999 and whose claims were not barred by the statute of limitations. The Court subsequently certified a class on the merits limited to prosecution of a RICO claim and one claim for breach of contract against the Beneficial Defendants involving the law of only one state. Also excluded from the merits class were persons who took out RALs in 1997, 1998, and 1999, which had arbitration provisions. Defendants sought and obtained review of the merits certification decision pursuant to Fed. R. Civ. P. 23(f). The Seventh Circuit Court of Appeals affirmed the certification of that class. Carnegie v. Household International Inc., et al., 376 F.3d 656 (7th Cir. 2004), cert. denied, 125 S. Ct. 877 (2005). The Court has since excluded from the class customers who obtained their only RAL prior to April 8, 1994.

     WHEREAS, the "Class," as defined in Section II, Paragraph 4 of the Agreement of Settlement between Plaintiffs and Defendants (the "Settlement Agreement"), consists of persons in the United States who received a Refund Anticipation Loan ("RAL") from Beneficial National Bank through any H&R Block office anytime between April 8, 1994 and December 31, 1996;

     WHEREAS, the Parties have made an application, pursuant to Rule 23(e) of the Federal Rules of Civil Procedure, for an Order preliminarily approving the Settlement of this Action in accordance with the Settlement Agreement;

     AND WHEREAS, the Court, having read and considered the Settlement Agreement and the Exhibits and Appendices annexed thereto and finding that substantial and sufficient grounds exist for entering this Order; IT IS HEREBY ORDERED:

                                  DEFINITIONS

     1. The Court, for purposes of this Order, adopts all definitions of terms set forth in the Settlement Agreement.

                   PRELIMINARY APPROVAL AND SETTLEMENT HEARING

     2. The Court finds that for purposes of preliminary approval, the terms of the Settlement Agreement are within the range of reasonableness for a class settlement. The terms of the Settlement Agreement are, therefore, preliminarily approved, subject to further consideration at a hearing to be held consistent with the requirements of Fed. R. Civ. P. 23(e) (the "Final Approval Hearing"), which shall be held before this Court on ______________, 2006, at _________ a.m./p.m. in Room _______________ of the United States District Court for the Northern District of Illinois, 219 South Dearborn Street, Chicago, Illinois, 60604.

     3. During the Final Approval Hearing, the Court will: (i) determine whether the proposed Settlement is fair, reasonable and adequate and whether final judgment should be entered dismissing the Action as to the Defendants, with prejudice, and without costs; (ii) consider the petition by Co-Lead Class Counsel for payment of a reasonable Fee and Expense Award to include attorneys' fees, costs and expenses, and class representative incentive fees together with accrued interest thereon.

                             NOTICE TO CLASS MEMBERS

     4. Co-Lead Class Counsel shall cause notice of the pendency of the Action, the proposed Settlement, the Final Approval Hearing, and the petition by Co-Lead Class Counsel for payment of a reasonable Fee and Expense Award, as follows:

          (a) On or before May 14, 2006, a copy of the mailed Notice and Claim Form substantially in the form attached as Exhibits "_____" to the Settlement Agreement shall be mailed by first class mail, postage prepaid, to all members of the Class for whom there is a last known valid address, and any mail returned with a forwarding address will be promptly re-mailed to such address. Notice will not be sent to the Settlement Class members whose prior Zawikowski

v. Beneficial National Bank, No. 98 C 2178 (N.D. Ill.) settlement notice was returned and whose new address does not appear in the Beneficial Defendants' electronic records regarding RALs.

          (b) At or prior to the Final Approval Hearing, Co-Lead Class Counsel shall file proof, by affidavit, of such mailings.

          (c) The Administrator and each Class Counsel that maintains a website will provide a link on its website to a central site maintained by the Administrator to obtain downloadable and printable copies of the Settlement Agreement;

          (d) Publication notice of the Settlement Agreement will be provided through one Summary Notice to be published in each of the following publications:

          -    Parade, 2/5 page, lx

          -    USA Weekend, Digest page, lx

          (e) Co-Lead Class Counsel designates Hilsoft Notifications and Poorman Douglas Corporation to assist in the Notice and Settlement claims administration process.

     5. The Court approves the forms of Notice, Summary Notice and Claim Form. The Court finds that the procedures established for Notice, mailing and distribution of such Notices as set forth in this Order, and publication of the Summary Notice meet the requirements of Rule 23 of the Federal Rules of Civil Procedure, and due process. The Court further finds that these procedures are the best notice practicable under the circumstances and shall constitute due and sufficient notice to all persons and entities entitled thereto.

     6. The Settlement Administrator shall be responsible for the receipt of all written communications from the Class and shall preserve same, and all other written communications from members of the Class, or any other person in response to the Notices.

                   REQUESTS FOR EXCLUSION FROM THE SETTLEMENT

     7. To request exclusion from the Settlement, a Class Member must mail or otherwise deliver to the Settlement Administrator an appropriate written request for exclusion, which request must be postmarked on or before ______________, 2006 and actually received by the Settlement Administrator at the following address:

     RAL Exclusions
     P.O. Box 3207
     Portland, Oregon 97208-3207

The request for exclusion must include (a) the name, address, social security number and telephone number of the person requesting exclusion; (b) the title of this Action; and (c) a statement requesting exclusion from the Class. The request must be personally signed by the Class Member requesting exclusion, and shall not be effective unless it is made in the manner and within the time set forth in this paragraph. Class Members who previously submitted a timely and valid request to be excluded from the settlement class previously certified by the Court under the caption Zawikowski v Beneficial National Bank et al., and who want to be excluded from the Class covered by this Order, must submit a separate timely request for exclusion in accordance with the procedures described in this Order. No Class Member, or any person acting on behalf of or in concert or participation with that Class Member, may request exclusion of any other Class Member from the settlement. The original requests for exclusion will be filed with the Court by the Settlement Administrator not later than 30 days before the Final Approval Hearing. Copies of requests for exclusion shall be provided by the Settlement Administrator to Co-Lead Class Counsel and counsel for the Defendants not later than 20 days before the Final Approval Hearing.

     8. All Settlement Class Members (excluding those who have timely and properly requested exclusion in the manner set forth in Paragraph 8, to the limited extent provided by the terms of the Settlement Agreement) shall be bound by the releases and other terms and conditions set forth in the Settlement Agreement and all proceedings, orders and judgments in the Action, even if those persons have previously initiated or subsequently initiate individual litigation or other proceedings against the Defendants (or any of them) relating to the claims released pursuant to or covered by the terms of this Settlement.

                           OBJECTIONS BY CLASS MEMBERS

     9. Subject to the requirements set forth in Paragraphs 10 and 11 below, any Class Member who has not requested exclusion from the Settlement may appear at the Final Approval Hearing to show cause as to any of the following: (i) why the proposed Settlement should not be approved as fair, reasonable and adequate;
(ii) why a judgment should not be entered thereon; (iii) why the plan for distribution of cash should not be approved; or (iv) why Co-Lead Class Counsel should or should not be awarded the attorneys' fees, costs, or reimbursement of expenses requested and Class Representative incentive fees. In accordance with the Settlement Agreement, any Class Member may so object either on their own or through an attorney hired at their own expense

     10. In order to be heard to contest the approval of the Settlement Agreement, a Class Member must serve Co-Lead Counsel and counsel for Defendants (by mail, hand or by facsimile transmission) and delivered to the Court no later than 30 days prior to the Final Approval Hearing, a written statement of objections, including any legal support the Class Member wishes to bring to the Court's attention and any evidence the Class Member wishes to introduce in support of the objection along with the Class Member's social security number and signature.

CO-LEAD CLASS COUNSEL:

Steven E. Angstreich, Esquire           Peter Linden, Esquire
Michael Coren, Esquire                  Daniel Hume, Esquire
Carolyn C. Lindheim, Esquire            KIRBY, MCINERNEY & SQUIRE

LEVY, ANGSTREICH, FINNEY, BALDANTE,     830 Third Avenue, 10th Floor
RUBENSTEIN & COREN, P.C.                New York, New York 10022
1616 Walnut Street, 5th Floor
Philadelphia, Pennsylvania 19103

COUNSEL FOR DEFENDANTS:

Matthew M. Neumeier, Esquire            T. Robert Scarborough, Esquire
JENNER & BLOCK, LLP                     SIDLEY AUSTIN LLP
One IBM Plaza                           One South Dearborn Street
330 N. Wabash                           Chicago, Illinois 60603
Chicago, Illinois 60611                 Counsel for the Beneficial Defendants
Counsel for the Block Defendants

     11. Any Class Member who does not make an objection in the manner provided shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, adequacy or reasonableness of the proposed Settlement, the Order and Final Judgment to be entered approving the Settlement, the plan for distribution for cash in the Settlement Fund or the request for attorneys' fees, reimbursement of expenses and Class Representative incentive fees.

                             CLAIMS (CLAIMS PROCESS)

     12. In order to be entitled to participate in the distribution of cash in the Settlement Fund (as defined in the Notice), a Class Member who has not requested exclusion from the Class must submit a completed and signed Valid Claim Form to the address provided in the Notice. To be valid and accepted, the Valid Claim Form must be postmarked and actually received no later than 60 days after entry of the Final Order. Any Class Member who does not submit a Valid Claim Form shall not be entitled to share in the Settlement Fund, but nonetheless shall be barred and enjoined from asserting any of the Released Claims.

                                   TERMINATION

     13. If the Settlement and the Settlement Agreement are not approved by the Court or do not receive final approval after review by any court of competent jurisdiction for any reason, or is terminated in accordance with its terms for any other reason, the parties will be returned to their status immediately prior to execution of the Settlement Agreement as if the Settlement Agreement had never been made, and (i) the parties will be relieved from any orders or stipulations made in connection with the Settlement Agreement; (ii) the Action will proceed with the merits class previously certified by the Court as of March 29, 2004, as modified as of January 23, 2006 and February 22, 2006; and (iii) the Defendants reserve all procedural or substantive rights as of the date of execution of the Agreement and shall not be deemed to have waived any procedural and/or substantive rights or defenses of any kind that they may have with respect to any persons within the Class who were not members of the class that was certified on March 29, 2004.

           ADDITIONAL OBLIGATIONS OF CO-LEAD COUNSEL AND THEIR AGENTS

     14. The Settlement Administrator under the supervision of Co-Lead Class Counsel shall be responsible for administrating the initial receipt of all responses to the Notices, responding to inquiries from Class Members, and preserving all correspondence in response to the Notices.

     15. The Settlement Administrator under the supervision of Co-Lead Class Counsel shall cause to be filed with the Clerk of Court affidavit(s) or declaration(s) of the person or persons under whose general direction the mailing of the Notice shall have been made, showing that such mailing has been made in accordance with this Order by __________, 2006.

     16. Co-Lead Class Counsel shall cause to be filed with the Clerk of Courts affidavit(s) or declaration(s) of the person or persons under whose general direction the publication of the Summary Notice shall have been made, showing that such publication has been made in accordance with this Order by __________, 2006.

     17. Co-Lead Class Counsel shall submit to the Court and to counsel for Defendants any papers in support of the Settlement and application for attorneys' fees and reimbursement of expenses by __________, 2006.

     18. Co-Lead Class Counsel and counsel for Defendants, if they choose, shall file with the Court and serve on opposing counsel any papers in reply to any objection received, no later than three (3) days prior to the Final Approval Hearing.

                      POWERS AND JURISDICTION OF THE COURT

     19. The Court expressly reserves its right to adjourn the Final Approval Hearing or any further adjournment thereof, and to approve the Settlement Agreement, including any modifications thereto which are acceptable to the parties, without further notice to Class Members.

     20. The Court will have continuing jurisdiction over the Action for the purpose of implementing the Settlement until the Action and all related matters are fully resolved, and for enforcement of the Settlement, the Settlement Agreement and Final Order thereafter.

     21. The parties to the Settlement Agreement are directed to carry out their obligations under the terms thereof.

APPROVED AND SO ORDERED:


DATED:
       ------------------------------   ----------------------------------------
                                        The Honorable Elaine E. Bucklo

                                   Exhibit C

                                Escrow Agreement

     This Escrow Agreement (together with all appendices, exhibits, schedules and attachments hereto, this "Escrow Agreement"), dated as of this _________ day of ________ 2006, is made by HSBC Bank USA, National Association, solely in its capacity as escrow agent (the "Escrow Agent"); Levy Angstreich Finney Baldante Rubenstein & Coren P.C. and Kirby McInerney & Squire, LLP, as representatives of Lynne A. Carnegie and the Class as defined in Section II, Paragraph 4, of the Agreement of Settlement (as defined below) (each a "Plaintiffs' Representative" and together the "Plaintiffs' Representatives"); HSBC Finance Corporation f/k/a Household International, Inc., (on behalf of itself, Household Finance Corporation, Household Bank, f.s.b. and Beneficial National Bank), HSBC Taxpayer Financial Services Inc. (f/k/a Household Tax Masters Inc. and Beneficial Tax Masters, Inc.), and Beneficial Franchise Company, Inc., for themselves and all persons or entities acting on their behalf or at their direction (collectively, the "Beneficial Defendants"); HSBC Taxpayer Financial Services Inc. (f/k/a Household Tax Masters Inc. and Beneficial Tax Masters, Inc.), as the Beneficial Defendants' representative (the "Beneficial Defendants' Representative"); H&R Block, Inc., H&R Block Services, Inc., H&R Block Tax Services, Inc., Block Financial Corp., HRB Royalty, Inc., H&R Block Eastern Enterprise, Inc., successor to H&R Block Eastern Tax Services, Inc., for themselves and all persons or entities acting on their behalf or at their direction (collectively, the "Block Defendants"); and H&R Block, Inc., as the Block Defendants' representative (the "Block Defendants' Representative"). All of the foregoing shall be referred to collectively as the "Parties," and each of them as a "Party."

     WHEREAS, the Plaintiffs' Representatives, the Beneficial Defendants and the Block Defendants have entered into the Agreement of Settlement dated April
19, 2006 (the "Agreement of Settlement") to resolve that certain action pending in the United States District Court for the Northern District of Illinois (the "Court") as Carnegie, et al. v. Household Int'l, Inc., et al, No. 98 C 2178;

     WHEREAS, Plaintiffs' Representatives, the Beneficial Defendants and the Block Defendants have agreed to enter into this Escrow Agreement to facilitate the Agreement of Settlement;

     WHEREAS, the Plaintiffs' Representatives, the Beneficial Defendants and the Block Defendants have requested the Escrow Agent to act in the capacity of escrow agent under this Escrow Agreement, and the Escrow Agent has agreed on the terms and conditions set forth in this Escrow Agreement; and

     WHEREAS, the Plaintiffs' Representatives, the Beneficial Defendants and the Block Defendants represent and warrant to the Escrow Agent that they have not stated to any person or entity that the Escrow Agent's duties will include anything other than those duties stated in this Escrow Agreement.

     Now, therefore, for due consideration, the sufficiency and delivery of which is hereby acknowledged, the Parties agree as follows;

Section 1. Appointment and Payment of Escrow Agent

     Each of the Plaintiffs' Representatives, the Block Defendants and the Beneficial Defendants hereby appoints the Escrow Agent and its successors as escrow agent to receive, hold and distribute the Escrow Fund (as defined below) upon the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment. The Escrow Agent shall be entitled to the fees set forth in the attached Annex I for its services provided hereunder. The Escrow Agent shall have a prior lien upon the Escrow Account for any costs, expenses and fees that may arise under this Escrow Agreement, including the reasonable fees, expenses and disbursements of counsel to the Escrow Agent, and may retain that portion of the Escrow Fund equal to such unpaid amounts, until all such costs, expenses and fees have been paid. The Escrow Agent shall transfer such amounts from the Escrow Account to the Escrow Agent.

Section 2. Establishment of Escrow Account

     The Escrow Agent shall establish and maintain on behalf of Plaintiffs' Representatives, the Block Defendants, and the Beneficial Defendants, a non-interest bearing trust account, number 10-879425 (the "Escrow Account") into which there shall be immediately credited and held the Escrow Amount (as defined below) received by the Escrow Agent from the Block Defendants and the Beneficial Defendants in accordance with Section 3 hereof, and any income accrued thereon (with the Escrow Amount, the "Escrow Fund"). The funds credited to the Escrow Account shall be applied and disbursed only as provided herein. The Escrow Agent shall, to the extent required by law, segregate the funds credited to the Escrow Account from its other funds held as an agent or in trust. The Escrow Agent shall invest the Escrow Fund in accordance with Section 4 hereof.

Section 3. Deposits to the Escrow Account

     (a) Within five (5) business days of the Court's entry of an order granting preliminary approval of the Agreement of Settlement, the Block Defendants and the Beneficial Defendants shall deliver to the Escrow Agent for deposit into the Escrow Account the amount of Thirty-Nine Million Dollars ($39,000,000) (the "Escrow Amount") required to be placed in escrow pursuant to the terms of the Agreement of Settlement.

     (b) The Escrow Amount shall be transferred to the Escrow Agent by wire transfer of immediately available funds to the following account:

                               HSBC Bank USA, N.A.
                                ABA# 021-001-088
                           ACCT. NAME: Corporate Trust
                                 A/C #002600161

            FFC: Carnegie RAL Settlement Fund, Account No. 10-879425

     (c) Upon receipt by the Escrow Agent of the Escrow Amount, the Escrow Agent shall send a notice, in the form of Annex II attached hereto, to the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative.

Section 4. Investment of Escrow Fund

     (a) The Escrow Agent is hereby instructed to invest and reinvest the Escrow Fund in an HSBC Bank-referred AAA money market fund. Unless otherwise directed by one of the Plaintiffs' Representatives in writing, the Escrow Agent is hereby instructed to invest and reinvest the Escrow Fund in the HSBC Investor Money Market Fund CL I, which is managed by HSBC Bank USA, National Association or any of its subsidiaries. The earnings realized from investments and all interest, if any, accruing on monies held in the Escrow Account shall be added to the Escrow Account. Any loss incurred from an investment, including all costs of investment or liquidation, including without limitation all withholding and other taxes, will be borne solely by the Escrow Account. The Plaintiffs' Representatives agree to furnish to the Escrow Agent upon execution of this Escrow Agreement and as subsequently required all appropriate U.S. tax forms and information in order for the Escrow Agent to comply with U.S. tax regulations. The Escrow Agent shall not be accountable or liable for any losses resulting from the sale or depreciation in the market value of any investments. Anything to the contrary notwithstanding, in no event shall the Escrow Agent be liable to any person or entity for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage.

     (b) All instructions to change the investment election of the Escrow Account from one HSBC Bank referred AAA money market fund to another such fund shall be made by one of the Plaintiffs' Representatives in writing as set forth in Section 12 below. The Escrow Agent shall have two (2) business days from receipt of the change request to effect such change.

Section 5. Distributions from Escrow Account

     (a) Funds representing the Escrow Fund on deposit in the Escrow Account shall be withdrawn by the Escrow Agent and transferred only in accordance with this Section 5.

     (b) At any time following the deposit of the Escrow Amount into the Escrow Account pursuant to Section 3 hereof, one of the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative may deliver to the Escrow Agent joint written directions, in the form of Annex III attached hereto, directing the Escrow Agent to release all or some of the funds from the Escrow Account. The Escrow Agent shall be entitled to rely, exclusively, on any joint written direction made by one of the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative and shall release funds from the Escrow Account from time to time as directed in any such joint written direction, solely to the extent of funds on deposit in the Escrow Account.

     (c) In the event that the Court enters an order denying final approval of the Agreement of Settlement (and the time for all appeals or other appellate review has expired), then within 5 business days of receiving written notice of such event from the Block Defendants' Representative and the Beneficial Defendants' Representative in the form of Annex IV attached hereto, the Escrow Agent is hereby instructed to release all remaining funds from the Escrow Account. Such funds shall be transferred by wire transfer in immediately available funds in two equal amounts to the following accounts:

             [Insert Block Defendants Wire and Account Information]

           [Insert Beneficial Defendants Wire and Account Information]

     (d) Unless otherwise specified in a joint written direction delivered pursuant to Section 5(b) hereof, all funds distributed from the Escrow Account to the Plaintiffs' Representatives shall be transferred by wire transfer in immediately available funds to the following account:

                               Hudson United Bank
                               1607 Walnut Street
                             Philadelphia, PA 19103
                                 ABA #021201503
     Credit a/c Levy, Angstreich, Finney, Baldante, Rubenstein & Coren, P.C.
                             PA IOLTA a/c #004228030

Section 6. Qualified Settlement Fund

     (a) The Settlement Fund (as defined in the Agreement of Settlement) shall be considered a Qualified Settlement Fund ("QSF") within the meaning of 26 C.F.R. 1.468B-1.

     (b) The Parties to this Escrow Agreement, other than the Escrow Agent, shall cooperate to undertake all actions or filings required under 26 C.F.R. 1.468B.

     (c) In no event shall the Escrow Agent have any responsibility, duty or obligation with respect to or under this Section 6.

Section 7. Duties of the Escrow Agent

     The Escrow Agent's duties and responsibilities in connection with this Escrow Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Escrow Agreement, and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set out in this Escrow Agreement. The Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Escrow Agreement and shall have no duty to inquire beyond the terms and provisions hereof. The Escrow Agent is not a party to, and is not bound by, any agreement or other document out of which this Escrow Agreement may arise, including without limitation the Agreement of Settlement. The Escrow Agent shall be under no liability to any Party by reason of any failure on the part of any Party or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document. The Escrow Agent shall have no duty or obligation of any kind in connection with this Escrow Agreement or the Escrow Fund and shall not be required to deliver the Escrow Fund or any part thereof or to take any action with respect to any matters that might arise in connection therewith, other than to receive, hold and deliver the Escrow Fund as provided herein. Without limiting the generality of the foregoing, it is hereby expressly agreed by the Parties hereto that the Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibilities with respect to the Escrow Fund other than set forth in this Escrow Agreement. It is the intention of the Parties hereto that the Escrow Agent shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights or powers hereunder. This Escrow Agreement shall not be deemed to create a fiduciary relationship between the Parties hereto under state or federal law and the Escrow Agent shall not have any fiduciary obligations or duties to any person or entity in connection with this Escrow Agreement or otherwise.

Section 8. Liability of Escrow Agent; Rights of Escrow Agent

     The Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith, and in the exercise of its rights or powers hereunder, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by the Escrow Agent to be genuine and to be signed or presented by the proper person(s). The Escrow Agent shall not be held liable for any error in judgment made in good faith by an officer of the Escrow Agent unless it shall be proved that the Escrow Agent was grossly negligent in ascertaining the pertinent facts. The Escrow Agent shall not be bound by any notice of demand, or any waiver, modification, termination or rescission of this Escrow Agreement or any of the terms hereof, unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

     The Escrow Agent shall not be responsible for, and may conclusively rely upon, the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of any document or property received, held or delivered by it hereunder, or of the signature or endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver a document, property or this Escrow Agreement (other than on behalf of the Escrow Agent).

     In the event that the Escrow Agent shall become involved in any arbitration or litigation relating to the Escrow Fund, the Escrow Agent is authorized to comply with any decision reached through such arbitration or litigation.

     The Escrow Agent shall not be responsible in any manner for the validity or sufficiency of this Escrow Agreement or of any property delivered hereunder, or for the value or collectibility of any note, check or other instrument, if any, so delivered, or for any representations made or obligations assumed by any Party other than the Escrow Agent. Nothing herein contained shall be deemed to obligate the Escrow Agent to deliver any cash, instruments, documents or any other property referred to herein, unless the same shall have first been received by the Escrow Agent pursuant to this Escrow Agreement.

     The Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative shall deliver to the Escrow Agent a list of authorized signatories of the Plaintiffs' Representatives, the Block Defendants' Representative and the Beneficial Defendants' Representative, respectively, as set forth in Annex V attached hereto, with respect to any notice, certificate, instrument, demand, request, direction, instruction, waiver, receipt, consent or other document or communication required or permitted to be furnished to the Escrow Agent hereunder, and the Escrow Agent shall be entitled to rely on such list with respect to any Party until a new list is furnished by such Party to the Escrow Agent. The Escrow Agent shall be fully protected in acting on and relying upon any written notice, direction, request, waiver, consent, receipt or other paper or document which the Escrow Agent in good faith believes to have been signed and presented by the proper Party or Parties.

     The Parties agree that should any dispute arise with respect to the payment, ownership or right of possession of the Escrow Account, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, except for its bad faith, willful misconduct or gross negligence, all or any part of the Escrow Account until such dispute shall have been settled either by mutual agreement by the Parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America, and a notice executed by the Parties to the dispute or their authorized representatives shall have been delivered to the Escrow Agent setting forth the resolution of the dispute. The Escrow Agent shall be under no duty whatsoever to institute, defend or partake in such proceedings.

     In each case that the Escrow Agent may or is required hereunder to take any action (an "Action"), including without limitation to release any of the Escrow Fund, the

Escrow Agent may seek direction from the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative. The Escrow Agent shall not be liable with respect to any Action taken or omitted to be taken by it in good faith in accordance with the direction from the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative. If the Escrow Agent shall request direction from the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative with respect to any Action, the Escrow Agent shall be entitled to refrain from such Action unless and until the Escrow Agent shall have received direction from the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative, and the Escrow Agent shall not incur liability to any person by reason of so refraining.

     The agreements set forth in this Section 8 and in Sections 1 and 10 hereof shall survive the resignation or removal of Escrow Agent, the termination of this Escrow Agreement and the payment of all amounts hereunder.

Section 9. Resignation

     The Escrow Agent may resign at any time and be discharged from its duties and obligations hereunder upon giving written notice to the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative thirty (30) days before the effective date of such notice of resignation. In the event of such resignation, one of the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative shall appoint a successor escrow agent by delivering to the Escrow Agent a written notice of such appointment. Upon receipt of such notice, the Escrow Agent shall deliver to the designated successor escrow agent all money and other property held hereunder and shall thereupon be released and discharged from any and all further responsibilities whatsoever under this Escrow Agreement; provided, however, that the Escrow Agent shall not be deprived of its compensation earned prior to that time.

     If no successor escrow agent is named as provided in this Section 9 prior to the date specified in the Escrow Agent's notice, all obligations of the Escrow Agent hereunder shall nevertheless cease and terminate. Its sole responsibility thereafter shall be to keep safely all property then held by it and to deliver the same to a person designated by one of the Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative or in accordance with the direction of a final order or judgment of a court of competent jurisdiction.

Section 10. Indemnity

     The Plaintiffs' Representatives, the Block Defendants and the Beneficial Defendants shall severally (and not jointly) indemnify the Escrow Agent and hold it harmless from any loss, liability, or expense incurred in connection with this Escrow Agreement and carrying out its duties hereunder, including without limitation the legal fees, costs and expenses of defending itself against any claim of liability in connection with this Escrow Agreement, except for any such loss, liability or expense as may result from the willful misconduct or gross negligence of the Escrow Agent. The Escrow Agent shall be under no obligation to institute or defend any action, suit, or legal proceeding in connection herewith, unless first indemnified and held harmless to its satisfaction in accordance with the foregoing, except that the Escrow Agent shall not be indemnified against any loss, liability of expense arising out of its willful misconduct or gross negligence. Such indemnity shall survive the termination or discharge of this Escrow Agreement, the payment of all amounts hereunder and the resignation of the Escrow Agent.

Section 11. Inspection

     The Plaintiffs' Representatives, the Block Defendants' Representative, and the Beneficial Defendants' Representative may at any time during the Escrow Agent's business hours (with reasonable notice) inspect any records or reports relating to the Escrow Fund.

Section 12. Notices

     (a) All notices, instructions, demands, directions and instruments under this Escrow Agreement shall be in writing.

     (b) Each of the Plaintiffs' Representatives, the Block Defendants' Representative and the Beneficial Defendants' Representative shall be copied on all written communication relating to this Escrow Agreement between the Escrow Agent and any other such Party or Parties, including but not limited to any direction to change the investment election pursuant to Section 4 of this Escrow Agreement.

     (c) All written communications (except for wire transfers as set forth above) shall be delivered by facsimile (followed by overnight mail) or overnight mail to the Parties at the following facsimile numbers and addresses, and each Party may change such facsimile number or address by written notice to the other
Parties:

          (i)  To the Plaintiffs' Representatives:

                    Levy Angstreich Finney Baldante
                    Rubenstein & Coren P.C.
                    1616 Walnut Street, 5th Floor
                    Philadelphia, PA 19103
                    Fax: (215) 545-2642
                    Attention: Steven Angstreich, Esq.

                    -and-

                    Kirby McInerney & Squire, LLP
                    830 Third Avenue, 10th Floor

               New York, NY 10022
               Fax: (212) 751-2540
               Attention: Peter S. Linden, Esq.

          (ii) To the Block Defendants' Representative on behalf of the Block
               Defendants:

               H&R Block, Inc.
               c/o Jenner & Block LLP
               One IBM Plaza
               Chicago, Illinois 60611
               Fax: (312) 840-7749
               Attention: Matthew M. Neumeier

          (iii) To the Beneficial Defendants' Representative on behalf of the Beneficial Defendants:

               HSBC Taxpayer Financial Services Inc.
               c/o Sidley Austin, LLP
               One South Dearborn Street
               Chicago, IL 60603
               Fax: (312) 853-7036
               Attention: T. Robert Scarborough

          (iv) To the Escrow Agent:

               HSBC Bank USA, National Association
               452 Fifth Avenue
               New York, New York 10018
               Fax: (212) 525-1300
               Attention: Corporate Trust & Loan Agency

Delivery of any communication given in accordance with this Section 12 shall be effective upon actual receipt thereof by the Party or Parties to which such communication is directed.

     (d) To the extent that it is necessary for any Party's counsel to speak with the Escrow Agent, counsel for the other Parties must each participate in each such conversation, whether by telephone or in-person.

     (e) NO ORAL STATEMENT SHALL BE BINDING ON ANY PARTY TO THIS ESCROW AGREEMENT, UNDER ANY CIRCUMSTANCES WHATSOEVER. THE PLAINTIFFS' REPRESENTATIVES, THE BLOCK DEFENDANTS, AND THE BENEFICIAL DEFENDANTS EXPRESSLY UNDERSTAND AND ACKNOWLEDGE THAT THEY WILL NOT RELY ON ANY ORAL REPRESENTATION OF THE ESCROW AGENT, OR ANYONE PURPORTING TO ACT ON SUCH AGENT'S BEHALF, FOR ANY PURPOSE WHATSOEVER.

Section 13. Dispute Resolution and Waivers

     All disputes between or among the Parties that arise out of or relate in any way to this Escrow Agreement shall be submitted to Judge Elaine E. Bucklo of the Northern District of Illinois, Eastern Division, pursuant to her continuing jurisdiction to decide disputes related to the Agreement of Settlement.

Section 14. Termination

     This Escrow Agreement shall terminate upon mutual agreement by the Plaintiffs' Representatives, the Block Defendants' Representative and the Beneficial Defendants' Representative and delivery of a written notice thereof from the Plaintiffs' Representatives, the Block Defendants' Representative and the Beneficial Defendants' Representative to the Escrow Agent. Upon such termination, any funds remaining in the Escrow Account shall be distributed by the Escrow Agent in accordance with a joint written instruction pursuant to
Section 5(b) hereof.

Section 15. Other Terms

     (a) ENTIRE AGREEMENT. This Escrow Agreement constitutes the entire agreement and understanding among the Parties with respect to the Escrow Fund, and supersedes any and all prior negotiations and agreements or understandings (oral or written) with respect to the subject matter hereof.

     (b) NEUTRAL INTERPRETATION. This Escrow Agreement shall not be construed more strictly against one Party than another merely because it may have been prepared by counsel for one of the Parties, it being recognized that, because of the arms- length negotiations and mediation resulting in this Escrow Agreement, all parties have contributed substantially and materially to the preparation of this Escrow Agreement.

     (c) CHOICE OF LAW. This Escrow Agreement will be governed by the internal laws of the State of New York, without regard to its choice of law principles.

     (d) MODIFICATIONS OR AMENDMENTS. This Escrow Agreement may not be modified or amended except by a writing signed by all Parties and, for all Parties other than the Escrow Agent, their respective counsel and the subsequent approval of the Court.

     (e) COUNTERPARTS. This Escrow Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     (f) COMPETENCY; INDEPENDENT COUNSEL. Each Party to this Escrow Agreement represents and warrants that he, she, or it is competent to enter into the Escrow Agreement and in doing so is acting upon his, her, or its independent judgment and upon the advice of his, her, or its own counsel and not in reliance upon any warranty or representation, express or implied, of any nature or kind by any other Party, other than the terms expressly set forth in this Escrow Agreement.

     (g) CONFLICT WAIVER. The Parties acknowledge that the Escrow Agent is an affiliate of the Beneficial Defendants, and the Parties waive any conflict of interest caused thereby.

     (h) RECITALS. The recitals contained herein shall be taken as the statements of the Plaintiffs' Representatives, the Block Defendants and the Beneficial Defendants, and the Escrow Agent assumes no responsibility for their correctness.

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Escrow Agreement to be duly executed on the date first written above:

PLAINTIFFS' REPRESENTATIVES:

LEVY ANGSTREICH FINNEY BALDANTE,
RUBENSTEIN & COREN, P.C.


By:
    ---------------------------------
    Steven E. Angstreich, Esq.
    Class Counsel


KIRBY McINERNEY & SQUIRE, LLP


By:
    ---------------------------------
    Peter S. Linden, Esq.
    Class Counsel


BLOCK DEFENDANTS:

H&R BLOCK, INC., H&R BLOCK
SERVICES, INC., H&R BLOCK TAX
SERVICES, INC., BLOCK FINANCIAL
CORP., HRB ROYALTY, INC., H&R
BLOCK EASTERN ENTERPRISE, INC.,
successor to H&R BLOCK EASTERN TAX
SERVICES, INC.


By:
    ---------------------------------
Printed Name:
              -----------------------
Title:
       ------------------------------


BLOCK DEFENDANTS' REPRESENTATIVE:

H&R BLOCK, INC.


By:
    ---------------------------------
Printed Name:
              -----------------------
Title:
       ------------------------------

BENEFICIAL DEFENDANTS:

HSBC FINANCE CORPORATION
F/K/A HOUSEHOLD
INTERNATIONAL, INC., (ON
BEHALF OF ITSELF,
HOUSEHOLD FINANCE
CORPORATION, HOUSEHOLD
BANK, F.S.B. AND BENEFICIAL
NATIONAL BANK), HSBC
TAXPAYER FINANCIAL
SERVICES INC. (F/K/A
HOUSEHOLD TAX MASTERS
INC. AND BENEFICIAL TAX
MASTERS, INC.), AND
BENEFICIAL FRANCHISE
COMPANY, INC.


By:
    ---------------------------------
Printed Name:
              -----------------------
Title:
       ------------------------------


BENEFICIAL DEFENDANTS' REPRESENTATIVE:

HSBC TAXPAYER FINANCIAL
SERVICES INC. (F/K/A
HOUSEHOLD TAX MASTERS
INC. AND BENEFICIAL TAX
MASTERS, INC.)


By:
    ---------------------------------
Printed Name:
              -----------------------
Title:
       ------------------------------


ESCROW AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION,
solely in its capacity as Escrow Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                     ANNEX I

                                  ESCROW AGENT
                                  FEE SCHEDULE

                                 [see next page]

                                   (HSBC LOGO)

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018
Corporate Trust & Loan Agency

                            CARNEGIE SETTLEMENT FUND
                                SCHEDULE OF FEES
                          FOR SERVICES AS ESCROW AGENT

ONE-TIME FEE: $1,000

This one-time fee covers the acceptance of our appointment, review and consideration of the documents, consultation with attorneys, and establishment of procedures to perform the services required by the documents.

ANNUAL FEE: $3,500

This annual fee covers the ordinary administrative and operational responsibilities of the Escrow Agent, including L/C draws, receipt, investment and disbursements of funds, and required account statements. This fee is payable in advance with no proration for partial years.

LEGAL FEES & EXPENSES: AT COST

Fees and expenses for professional services rendered to the Escrow Agent from time to time.

OUT-OF-POCKET EXPENSES: AT COST

These expenses are those incurred by us on your behalf to effectively service your account on a day-to-day basis. They include, but are not limited to, the following items: accountant and counsel fees, postage, stationery, express mail, telephone and facsimile charges. A detailed explanation for each expense will be included on your billing statement.

     In connection with the above-referenced transaction, HSBC Bank USA, National Association ("HSBC"), as a service may from time to time purchase and sell securities and other financial instruments, which may include, without limitation, investments in and sales of mutual funds. In order to execute such purchase and sale transactions, HSBC may use one or more brokers and dealers, which may include any of HSBC's affiliates, including HSBC Securities (USA) Inc. Such brokers and dealers may charge fees, commissions and costs associated with the transactions, which, if charged to HSBC, will charge back to you. In addition, such brokers and dealers may earn compensation from the spread between their bid and offer prices for certain securities and other financial instruments, by purchasing at a discount and selling at premium. If any of HSBC's affiliates executes a purchase or sale transaction, such affiliate shall earn its usual and customary charges and spread for transactions of similar type. Further, in connection with an investment in a mutual fund, HSBC and/or its affiliates may earn an investment management fee, a revenue sharing fee or other compensation from the applicable mutual fund company, which may be managed by, or otherwise associated with, HSBC or its affiliates, as such fees and compensation are disclosed in the prospectus for such mutual fund. You hereby acknowledge and agree that HSBC and its affiliates shall be entitled to keep, for their own account, any and all of the foregoing fees, commissions, spreads and other compensation, and reimbursement of costs, earned or charged in connection with the purchase and the sale of securities and other financial instruments, in addition to the above-specified fees and expenses payable to HSBC in connection with the transaction.

                 IMPORTANT INFORMATION FOR OPENING A NEW ACCOUNT

          TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON OR ENTITY THAT OPENS AN ACCOUNT.

          WHAT THIS MEANS TO YOU: IF YOU OPEN AN ACCOUNT, WE ARE REQUIRED TO ASK YOUR NAME, ADDRESS, TAX IDENTIFICATION NUMBER, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. ADDITIONALLY, WE MAY BE REQUIRED TO TAKE CERTAIN STEPS TO VERIFY YOUR IDENTITY THROUGH DOCUMENTS OR BY CHECKING OTHER SOURCES

                                    ANNEX II

                                FORM OF NOTICE OF
                            RECEIPT OF ESCROW AMOUNT

                                                            [____________], 2006

Levy Angstreich Finney Baldante
Rubenstein & Coren P.C.,
Plaintiffs' Representative
1616 Walnut Street, 5th Floor
Philadelphia, PA 19103
Fax: (215)545-2642
Attention: Steven Angstreich, Esq.

Kirby Mclnerney & Squire, LLP, as a
Plaintiffs' Representative
830 Third Avenue, 10th Floor
New York, NY 10022
Fax: (212)751-2540
Attention: Peter S. Linden, Esq.

H&R Block, Inc., as the Block Defendants' Representative
c/o Jenner & Block LLP
One IBM Plaza
Chicago, Illinois 60611
Fax: (312)840-7749
Attention: Matthew M. Neumeier

HSBC Taxpayer Financial Services Inc., as the Beneficial Defendants' Representative
c/o Sidley Austin, LLP
One South Dearborn Street
Chicago, IL 60603
Fax: (312)853-7036
Attention: T. Robert Scarborough

Dear Sir or Madame:

          In accordance with the terms of Section 3(c) of that certain Escrow Agreement (the "Escrow Agreement"), dated as of __________, 2006, among the Plaintiffs' Representatives, the Beneficial Defendants, the Block Defendants, the representatives parties thereto and HSBC Bank USA, National Association, solely in its capacity as Escrow Agent, the Escrow Agent hereby confirms receipt of the Escrow Amount.

     All capitalized terms used but not defined herein shall have the meanings set forth in the Escrow Agreement.

                                        HSBC BANK USA, NATIONAL ASSOCIATION,
                                        solely in its capacity as Escrow Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    ANNEX III

                             FORM OF JOINT DIRECTION

                                                                 [_______], 2006

HSBC Bank USA, National Association,
   as Escrow Agent
452 Fifth Avenue
New York, New York 10018
Attention: Corporate Trust & Loan Agency
Facsimile: (212)525-1300

Dear Sir or Madame:

     In accordance with the terms of Section 5(b) of that certain Escrow Agreement (the "Escrow Agreement"), dated as of ___________, 2006, among the Plaintiffs' Representatives, the Beneficial Defendants, the Block Defendants, the representatives parties thereto and HSBC Bank USA, National Association, solely in its capacity as Escrow Agent, the Plaintiffs' Representative, the Block Defendants' Representative and the Beneficial Defendants' Representative hereby direct the Escrow Agent to release from the Escrow Account to ____________ Escrow Funds in the amount of $___________, payable in accordance with the following wire instructions:

          [______]
          Bank: ___________________________
          Account Name: ___________________
          Account Number: _________________
          Routing/ABA: ____________________
          Contact: ________________________

     All capitalized terms used but not defined herein shall have the meanings set forth in the Escrow Agreement.

                                        [LEVY ANGSTREICH FINNEY BALDANTE,
                                        RUBENSTEIN & COREN, P.C., as a
                                        Plaintiffs' Representative]

                                                          -or-

                                        [KIRBY McINERNEY & SQUIRE, LLP, as a
                                        Plaintiffs' Representative]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        H&R BLOCK, INC., as the Block
                                        Defendants' Representative


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HSBC TAXPAYER FINANCIAL SERVICES INC.
                                        (F/K/A HOUSEHOLD TAX MASTERS INC. AND
                                        BENEFICIAL TAX MASTERS, INC.), as the
                                        Beneficial Defendants' Representative


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    ANNEX IV

                         FORM OF NOTICE REGARDING ORDER

                                 [_______], 2006

HSBC Bank USA, National Association,
   as Escrow Agent
452 Fifth Avenue
New York, New York 10018
Attention: Corporate Trust & Loan Agency
Facsimile: (212)525-1300

Dear Sir or Madame:

     In accordance with the terms of Section 5(c) of that certain Escrow Agreement (the "Escrow Agreement"), dated as of _______________, 2006, among the Plaintiffs' Representatives, the Beneficial Defendants, the Block Defendants, the representatives parties thereto and HSBC Bank USA, National Association, solely in its capacity as Escrow Agent, the Block Defendants' Representative and the Beneficial Defendants' Representative hereby notify you of the entry by the Court of an order denying final approval of the Agreement of Settlement, and that the time for all appeals or other appellate review has expired. Within 5 business days of receiving this notice, you are hereby instructed to release all remaining funds from the Escrow Account in accordance with the provisions of
Section 5(c) of the Escrow Agreement.

     All capitalized terms used but not defined herein shall have the meanings set forth in the Escrow Agreement.

                                        H&R BLOCK, INC., as the Block
                                        Defendants' Representative


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HSBC TAXPAYER FINANCIAL SERVICES INC.
                                        (F/K/A HOUSEHOLD TAX MASTERS INC. AND
                                        BENEFICIAL TAX MASTERS, INC.), as the
                                        Beneficial Defendants' Representative


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

cc:  Levy Angstreich Finney Baldante
     Rubenstein & Coren P.C.,

Plaintiffs' Representative
1616 Walnut Street, 5th Floor
Philadelphia, PA 19103
Fax: (215)545-2642
Attention: Steven Angstreich, Esq.

Kirby McInerney & Squire, LLP,
as a Plaintiffs' Representative
830 Third Avenue, 10th Floor
New York, NY 10022
Fax: (212)751-2540
Attention: Peter S. Linden, Esq.

                                     ANNEX V

                                  INSTRUCTIONS

Escrow Agent is authorized to accept instructions signed by the following on behalf of:

Levy Angstreich Finney Baldante
Rubenstein & Coren P.C., as a
Plaintiffs' Representative:


Steven E. Angstreich, Esq.              ----------------------------------------
Class Counsel                           True Signature

Kirby McInerney & Squire, LLP, as a
Plaintiffs' Representative:


Peter S. Linden, Esq.                   ----------------------------------------
Class Counsel                           True Signature

H&R Block, Inc., as Block Defendants'
Representative;


-------------------------------------   ----------------------------------------
[name]                                  True Signature

-------------------------------------
[title]

HSBC Taxpayer Financial Services
Inc., as Beneficial Defendants'
Representative:


-------------------------------------   ----------------------------------------
[name]                                  True Signature

-------------------------------------
[title]